UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Prairie Operating Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
☐	Fee paid previously with preliminary materials.

PRAIRIE OPERATING CO.

602 Sawyer Street, Suite 710

Houston, Texas 77007

April 24, 2024

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Prairie Operating Co.:

Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Prairie Operating Co. (the “Company”) will be held on Wednesday, June 5, 2024 at 10:00 a.m. Central Time, at The Westin Oaks Houston, 5011 Westheimer At, Post Oak Blvd., Houston, Texas 77056. The Annual Meeting is being held for the following purposes:

1.	To elect seven members of the Company’s Board of Directors to serve until the Company’s 2025 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier death, resignation or removal;
2.	To approve the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan;
3.	To ratify the selection of Ham, Langston & Brezina, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
4.	To conduct an advisory vote to approve the compensation of our Named Executive Officers;
5.	To conduct an advisory vote on the frequency of stockholder votes on the compensation of our Named Executive Officers; and
6.	To transact other such business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

These proposals are described in the accompanying proxy statement. The Board of Directors has fixed the close of business on April 8, 2024, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the Company’s principal executive offices for ten days prior to the Annual Meeting.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy solicitation materials primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. On or about April 26, 2024, we will mail to each stockholder a Notice of Internet Availability of Proxy Materials with instructions on how to access the proxy materials, vote, or request paper copies.

You are cordially invited to attend the Annual Meeting; however, whether or not you expect to attend the Annual Meeting in person, you are urged to submit your proxy so that your shares of stock may be represented and voted in accordance with your preferences and in order to help establish the presence of a quorum at the Annual Meeting. You can vote your shares via the Internet, by a toll-free telephone call, or by properly completing, signing and returning a hard copy of the proxy card, which can be requested by following the instructions on the Notice of Internet Availability of Proxy Materials. If you attend the Annual Meeting and would like to vote in person, you may do so even if you have already dated, signed and returned your proxy card.

If you hold your shares in street name, under the rules of various national and regional securities exchanges, brokers, banks or other nominees will not have discretion to vote your shares on the election of directors, the proposal to approve the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan, the advisory vote to approve the compensation of our Named Executive Officers or the advisory vote on the frequency of stockholder votes on the compensation of our Named Executive Officers. We encourage you to provide voting instructions to your broker, bank or other nominee if you hold your shares in street name so that your voice is heard on such matters.

Sincerely,

Daniel T. Sweeney Executive Vice President, General Counsel and Corporate Secretary

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2024

This Notice of Annual Meeting, our Proxy Statement and the Annual Report are available on our website free of charge at www.prairieopco.com in the “SEC Filings” subsection of the “Investor Relations” section.

YOUR VOTE IS IMPORTANT

Your vote is important. We urge you to review the accompanying proxy statement carefully and to submit your proxy as soon as possible so that your shares will be represented at the Annual Meeting.

PRAIRIE OPERATING CO.

602 Sawyer Street, Suite 710

Houston, Texas 77007

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement (this “Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Prairie Operating Co. for use at the Prairie Operating Co. 2024 Annual Meeting of Stockholders (the “Annual Meeting”). In this Proxy Statement, references to “Prairie Operating Co.,” the “Company,” “we,” “us,” “our” and similar expressions refer to Prairie Operating Co., unless the context or a particular reference provides otherwise. The Board requests your proxy for the Annual Meeting that will be held on Wednesday, June 5, 2024 at The Westin Oaks Houston, 5011 Westheimer At, Post Oak Blvd., Houston, Texas 77056, for the purposes set forth in the accompanying notice and described in this Proxy Statement. By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

If you attend the Annual Meeting, you may vote in person. Even if you plan to attend the Annual Meeting in person, we urge you to vote in advance of the meeting using one of these advance voting methods:

By Internet:	By Phone:	By Mail:
www.proxyvote.com	1-800-690-6903	Vote Processing c/o Broadridge 51 Mercedes Edgewood, NY 11717.

Brokers are not permitted to vote your shares for non-discretionary matters, which include the election of directors, the proposal to approve the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan, the advisory vote on the compensation of our named executive officers (“Named Executive Officers”) and the advisory vote on the frequency of stockholder votes on the compensation of our Named Executive Officers without your instructions as to how to vote. Please return your proxy so that your vote can be counted on such matters.

DELIVERY OF PROXY MATERIALS

Mailing Date. The Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) is first being sent to stockholders on or about April 26, 2024.

You can also view the Notice of Availability, the Proxy Statement and the Company’s 2023 Annual Report to Stockholders (the “Annual Report”) online or you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number in the subject line.

Stockholders Sharing an Address. Each registered stockholder (meaning you own shares in your own name on the books of our transfer agent, VStock Transfer, LLC) will receive one Notice of Availability per account, regardless of whether you have the same address as another registered stockholder.

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Some banks, brokers and other record holders have begun the practice of “householding” proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single copy of this Proxy Statement and the Annual Report to any household at which two or more stockholders share an address. This procedure reduces the volume of duplicative information and our printing and mailing costs. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and our Annual Report to a stockholder at a shared address to which a single copy of such documents was delivered. Any stockholder who would like to receive a separate copy of the Proxy Statement and our Annual Report, now or in the future, should submit this request to Daniel T. Sweeney, Executive Vice President, General Counsel and Corporate Secretary, at our principal executive offices, 602 Sawyer Street, Suite 710, Houston, Texas 77007. Beneficial owners sharing an address who receive multiple copies of this Proxy Statement and our Annual Report and who would like to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Internet Availability of Proxy Materials. The Notice of Annual Meeting and this Proxy Statement, along with the Company’s Annual Report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2023 filed with the SEC on March 20, 2024, and amended by the Company on Form 10-K/A, filed with the SEC on March 20, 2024 and our Annual Report, are available free of charge at www.prairieopco.com in the “SEC Filings” subsection of the “Investor Relations” section.

QUORUM AND VOTING

Voting Stock. The Company’s common stock, par value $0.01 per share (our “common stock”), is the only outstanding class of the Company’s securities that entitles holders to vote generally at meetings of the Company’s stockholders. Each share of common stock outstanding on the record date entitles the holder to one vote at the Annual Meeting.

Record Date. The record date for stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 8, 2024. As of the record date, 11,133,889 shares of common stock were outstanding and entitled to be voted at the Annual Meeting.

Quorum. A quorum of stockholders is necessary to transact business at a meeting of stockholders. The presence, in person or by proxy, of the holders of a majority of the votes eligible to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. The chairman or the holders of a majority of the voting power of common stock of the Company entitled to vote at the Annual Meeting who are present in person or represented by proxy, whether or not a quorum is present, shall have the power to adjourn or recess a meeting of stockholders from time to time, for any reason, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned or recessed meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally called. Abstentions and broker non-votes (as described below) will be included for purposes of determining whether a quorum is present at the Annual Meeting.

Stockholder List. In accordance with the Delaware General Corporation Law, the Company will maintain at its corporate offices in Houston, Texas a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the examination of any stockholder during ordinary business hours for ten days before the Annual Meeting.

Vote Required. Only stockholders of record at the close of business on April 8, 2024 have the right to vote at the Annual Meeting. Assuming the presence of a quorum, the proposals at the Annual Meeting will require the following votes:

●	Directors will be elected by a plurality of all the votes cast by the holders of shares of stock entitled to vote. This means the seven director nominees who receive the highest number of votes “FOR” the director nominee’s election at the Annual Meeting will be elected to our Board of Directors. You may vote “FOR”, “AGAINST” or “ABSTAIN” for each director nominee. Abstentions are considered to be “present” and “entitled to vote” at the Annual Meeting, and as a result, abstentions will have the same effect as a vote against this proposal. Since there are seven director nominees for seven open positions, and the director nominees who receive the highest number of votes “FOR” the director nominee’s election will be elected to our Board of Directors, abstentions and a vote against will have no effect on the outcome of this proposal. Broker non-votes will not be considered entitled to vote on this proposal and will therefore also have no effect on the outcome of this proposal.

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●	The approval of the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan will require the affirmative vote of the majority of the voting power of the shares of common stock present at the Annual Meeting, in person or by proxy, and entitled to vote on the matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to approve the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan. Abstentions are considered to be “present” and “entitled to vote” at the Annual Meeting, and as a result, abstentions will have the same effect as a vote against this proposal. Broker non-votes with respect to this proposal are not considered “present” and “entitled to vote” and, therefore, will have no impact on the outcome of the proposal.

●	Ratification of the selection of Ham, Langston & Brezina, L.L.P. as the independent registered public accounting firm of the Company for the year ending December 31, 2024 will require the affirmative vote of a majority of the voting power of the shares of common stock present at the Annual Meeting, in person or by proxy, and entitled to vote on the matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to ratify the selection of the Company’s independent registered public accounting firm. Abstentions are considered to be “present” and “entitled to vote” at the Annual Meeting, and as a result, abstentions will have the same effect as a vote against this proposal. As discussed below, brokers may use their discretion to vote shares of common stock held by them in “street name” for which voting instructions are not submitted with respect to the ratification of the Company’s independent registered public accounting firm. We do not expect any broker non-votes with respect to this proposal.

●	The advisory vote to approve the compensation of our Named Executive Officers will require the affirmative vote of the majority of the voting power of the shares of common stock present at the Annual Meeting, in person or by proxy and entitled to vote on the matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the advisory vote to approve the compensation of our Named Executive Officers. Abstentions are considered to be “present” and “entitled to vote” at the Annual Meeting, and as a result, abstentions will have the same effect as a vote against this resolution. Broker non-votes will have no effect on the outcome of this resolution. The results of the votes on this resolution are not binding on the Board, whether or not the resolution is passed.

●	The advisory vote on the frequency of stockholder votes on the compensation of our Named Executive Officers will require the affirmative vote of the majority of the voting power of the shares of common stock at the Annual Meeting, present in person or by proxy, and entitled to vote on the matter. You may vote “ONE,” “TWO,” “THREE” or “ABSTAIN.” Abstentions are considered to be “present” and “entitled to vote” at the Annual Meeting, and as a result, abstentions will have the same effect as a vote against each of the proposed frequencies. Broker non-votes will have no effect on the outcome of this proposal. The results of the votes on this proposal are not binding on the Board, whether or not the proposal is passed.

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes. Neither our Second Amended and Restated Certificate of Incorporation or our Amended and Restated Bylaws (our “Bylaws”) allow for cumulative voting rights.

Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. Under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters. Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote on non-discretionary items absent instructions from the beneficial owner (resulting in a “broker non-vote”). Such brokers are prohibited from exercising discretionary authority in the election of each of the Company’s directors, the approval of the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan, the advisory vote to approve the compensation of our Named Executive Officers and the advisory vote on the frequency of stockholders votes on the compensation of our Named Executive Officers; but such brokers may exercise discretionary authority with respect to the ratification of the selection of the Company’s independent registered public accounting firm.

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Default Voting. A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted in accordance with the Board’s recommendations, which are as follows:

●	“FOR” the election of each of the seven persons named in this Proxy Statement as the Board’s nominees for election as directors;

●	“FOR” the approval of the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan;

●	“FOR” the ratification of the selection of Ham, Langston & Brezina, L.L.P. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024;

●	“FOR” the advisory vote to approve the compensation of our Named Executive Officers;

●	“THREE” for the advisory vote on the frequency of stockholder votes on the compensation of our Named Executive Officers; and

●	If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. The Board knows of no matters, other than those previously stated herein, to be presented for consideration at the Annual Meeting.

Voting Procedures. If you are a record stockholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:

●	By Internet. You may submit a proxy electronically via the Internet by visiting the website listed on the Notice of Availability. Please have the Notice of Availability, the Notice of Annual Meeting, this Proxy Statement and the form of proxy (the “Proxy Materials”) in hand when you log onto the website. Internet voting is available until 11:59 p.m. Eastern Time on June 4, 2024.

●	By Telephone. You may submit a proxy by telephone by calling the toll-free number listed in the Notice of Availability. Please have your Proxy Materials in hand when you call. Telephone voting is available until 11:59 p.m. Eastern Time on June 4, 2024.

●	By Mail. You may request a hard copy proxy card by following the instructions on the Notice of Availability and then vote by submitting a proxy by mail by signing, dating and returning your proxy card in the provided pre-addressed envelope.

If your shares are held in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting will also be offered to stockholders owning shares through most banks and brokers.

Revoking Your Proxy. You may revoke your proxy in writing at any time before it is exercised at the Annual Meeting by: (i) delivering to the Secretary of the Company a written notice of the revocation; (ii) signing, dating and delivering to the Secretary of the Company a proxy with a later date; (iii) voting again by Internet or by telephone, if available, prior to the start of the Annual Meeting or (iv) voting again at the Annual Meeting.

Solicitation Expenses. The cost of preparing, printing, assembling and mailing the Proxy Materials and our Annual Report, as well as the reasonable cost of forwarding solicitation materials to the beneficial owners of shares of our common stock, and other costs of solicitation, will be exclusively borne by us. Brokerage houses and other custodians, nominees and fiduciaries will, in connection with shares of our common stock registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of our common stock. We have not incurred any solicitation expenses in excess of the amount typical for a solicitation of proxies for a non-contested election of directors. Wages of regular employees and officers are not considered to be expenses incurred with respect to the solicitation of proxies.

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Copies of the Annual Report. Upon written request, we will provide any stockholder, without charge, a copy of our Annual Report. Stockholders should direct requests to Daniel T. Sweeney, Executive Vice President, General Counsel and Corporate Secretary, at our principal executive offices, 602 Sawyer Street, Suite 710, Houston, Texas 77007. Copies of our Annual Report, the Form 10-K and the exhibits thereto are also available at www.sec.gov, a website maintained by the SEC which contains reports, proxy statements and other information regarding registrants, including us.

PRINCIPAL STOCKHOLDERS

Beneficial Ownership

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 8, 2024 by:

●	each person to be known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our Named Executive Officers;

●	each of our directors; and

●	all of our directors and executive officers as a group.

As of April 8, 2024, approximately 11,133,889 shares of our common stock were outstanding. Unless otherwise noted, the mailing address of each person or entity named in the table below is c/o Prairie Operating Co., 602 Sawyer Street, Suite 710, Houston, Texas 77007.

Name and Address of Beneficial Owner (1)	Number of Shares	Percent of Class
5% Stockholder:
Narrogal Nominees Pty Ltd ATF Gregory K. O’Neill Family Trust (2)	3,031,425	25.00%
Bristol Investment Fund, Ltd. (3)(4)	1,813,835	15.87%
James W. Wallis Living Trust (5)	706,211	6.34%
Directors and Named Executive Officers:
John D. Maatta (6)	327,312	2.94%
Gary C. Hanna (4)(7)	1,148,834	10.32%
Edward Kovalik (4)(8)	1,148,834	10.32%
Paul L. Kessler (3)(4)(9)	1,820,698	15.93%
Gizman Abbas	6,893	*
Stephen Lee	6,893	*
Jonathan H. Gray (10)	574,825	4.99%
Erik Thoresen	6,893	*
Craig Owen	200,000	1.80%
All directors and named executive officers as a group (10 individuals)	4,946,108	42.00%

* Less than 1%

(1) Unless otherwise noted, the business address of each of the officers and directors is 602 Sawyer Street, Suite 710, Houston, Texas 77007.

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(2) O’Neill Trust is managed by Narrogal Nominees Pty Ltd (“Narrogal Nominees”), as trustee. Gregory K. O’Neill, managing director and sole shareholder of Narrogal Nominees, has voting or investment control over the shares held by O’Neill Trust. The address of each of O’Neill Trust, Narrogal Nominees and Mr. O’Neill is Level 27, 60 City Road Southbank, Melbourne, Australia. The O’Neill Trust owns 2,039,614 shares of common stock held in book-entry form, Series D Preferred Stock convertible into 2,000,000 shares of common stock, Series D A Warrants to purchase 2,000,000 shares of common stock, Series E Preferred Stock convertible into 4,000,000 shares of common stock, Series E A Warrants to purchase 4,000,000 shares of common stock, and Series E B Warrants to purchase 4,000,000 shares of common stock. The shares reported herein include 2,039,614 shares of common stock and 991,811 shares of common stock issuable upon exercise of the Warrants or conversion of the Company’s preferred stock (“Preferred Stock”). Shares reported herein do not include 15,008,189 shares of common stock that underlie, in the aggregate, the Series D Preferred Stock, the Series D A Warrants, the Series E Preferred Stock, the Series E A Warrants and the Series E B Warrants, as the exercise of these convertible securities is subject to a beneficial ownership limitation. If, however, conversion or exercise of such shares are not subject to a beneficial ownership limitation, the shares reported herein would be 18,039,614 shares of common stock and percentage ownership would be approximately 66.48%. The exercise of such Series D Preferred Stock and Series E Preferred Stock are subject to O’Neill Trust holding less than 4.99% of the outstanding shares of common stock, which may be increased upon written notice to the Company, to any specified percentage not in excess of 9.99%. In connection with the Warrant Exercise, O’Neill Trust entered into an agreement with the Company pursuant to which it amended the terms of each of its Series D PIPE Warrants and Series E PIPE Warrants to increase the beneficial ownership limitation from 9.99% to 25% and gave notice to the Company that it was increasing its beneficial ownership limitation to 25% with respect to each of its remaining warrants. Such beneficial ownership limitation may only be modified, amended or waived with the written consent of both the Company and O’Neill Trust.

(3) According to a Schedule 13D/A filed with the SEC on April 10, 2024 on behalf of Bristol Investment Fund, Ltd. (“Bristol Investment Fund”), Bristol Capital, LLC (“Bristol Capital”), Paul Kessler and Bristol Capital Advisors Profit Sharing Plan (“BCA PSP”), (i) Bristol Investment Fund holds 1,135,826 shares of common Stock, (ii) Bristol Capital holds 384,160 shares of common stock, (iii) BCA PSP holds 1,377 shares of common Stock, (iv) Bristol Investment Fund holds 797,072 shares of common stock issuable upon the conversion of Series D preferred stock and (v) Bristol Investment Fund holds 292,472 shares of common stock issuable upon the exercise of Series D A warrants. The shares reported herein include, (i) the 1,521,363 shares of common stock collectively held by Bristol Investment Fund, Bristol Capital and BCA PSP and (ii) the 292,472 shares of common stock issuable upon the exercise of the Series D A warrants. On April 8, 2024, Bristol Investment Fund entered into an agreement with the Company pursuant to which it amended the terms of its Series D PIPE Warrants to increase the beneficial ownership limitation from 9.99% to 19.99% and gave notice to the Company that it was increasing its beneficial ownership limitation to 19.99% with respect to each of its remaining warrants. Such beneficial ownership limitation may only be modified, amended or waived with the written consent of both the Company and Bristol Investment Fund. The shares reported herein do not include the 797,072 shares of common stock issuable upon the conversion of Series D Preferred Stock, as the conversion of the Series D Preferred Stock is subject to the holder holding less than 4.99% of the outstanding shares of common stock (a “4.99% Beneficial Ownership Limitation”). If, however, conversion of such shares of Series D Preferred Stock was not subject to a 4.99% Beneficial Ownership Limitation, the shares reported herein would be 2,610,907 shares of common stock and percentage ownership would be approximately 21.36%. Bristol Investment Fund is a privately held fund that invests primarily in publicly traded companies through the purchase of securities in private placement and/or open market transactions. The address of Bristol Investment Fund’s registered office is Citco Trustees (Cayman) Limited, 89 Nexus Way, Camana Bay, PO Box 311063, Grand Cayman KY1-1205, Cayman Islands. Bristol Capital Advisors, LLC, an entity organized under the laws of the State of Delaware (“Bristol Capital Advisors”), is the investment advisor to Bristol Investment Fund. Paul Kessler is manager of Bristol Capital Advisors and as such has voting and dispositive power over the securities held by Bristol Investment Fund. Bristol Capital is a privately held limited liability company that engages from time to time in investing in publicly traded companies through the purchase of securities in private placement and/or open market transactions. Paul Kessler is the sole manager of Bristol Capital and therefore has voting and dispositive power over the securities held by Bristol Capital. BCA PSP is a plan established by Bristol Capital Advisors which invests in various securities for the benefit of its employees. Mr. Kessler has voting and dispositive power over the securities held by BCA PSP. The address of the principal office for Bristol Capital Advisors, Bristol Capital, Mr. Kessler and BCA PSP is 555 Marin Street, Suite 140, Thousand Oaks, CA 91360.

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(4) By virtue of the arrangements of Mr. Kovalik and Mr. Hanna with Bristol Capital and Mr. Kessler under the Stockholders Agreement, dated as of May 3, 2023, by and among the Company, Bristol Capital, Mr. Kessler, Mr. Hanna and Mr. Kovalik, Mr. Kovalik and Mr. Hanna may be deemed to be members of a “group” with Bristol Capital, Mr. Kessler, Bristol Investment Fund and BCA PSP (together with Bristol Capital and Bristol Investment Fund, the “Bristol Entities”). The number of shares reported herein by Mr. Kovalik do not include the shares reported herein by Mr. Hanna, Mr. Kessler or Bristol Capital, the number of shares reported herein by Mr. Hanna do not include the shares reported herein by Mr. Kovalik, Mr. Kessler or Bristol Capital, and the number of shares reported herein by Mr. Kessler and Bristol Capital do not include the shares reported herein by Mr. Kovalik or Mr. Hanna. Based on the shares reported herein, Mr. Kovalik is the record holder of 1,148,834 shares of common stock, Mr. Hanna is the record holder of 1,148,834 of common stock and Mr. Kessler and the Bristol Entities are the record holders of 1,232,141 shares of common stock. In the aggregate, any group formed thereby would beneficially own 3,536,672 shares of common stock, or approximately 31.76% of the outstanding shares of common stock.

(5) James W. Wallis has voting or investment control over the shares held by James W. Wallis Living Trust (“Wallis Trust”). The address of Wallis Trust is 6410 N. Santa Fe, Oklahoma City, OK 73116.

(6) Mr. Maatta is the former President and Chief Executive Officer and director of the Company and resigned in connection with the Merger. According to a Form 4 filed with the SEC on May 5, 2023, the shares reported herein consist of (i) 294,413 shares of common stock held directly by John D. Maatta, (ii) 10,000 shares issuable upon the conversion the Series D Preferred Stock and (iii) 20,000 shares issuable upon the exercise of the Series D PIPE Warrants. The address of Mr. Maatta is 15266 Valley Vista Boulevard, Sherman Oaks, CA 91403.

(7) The shares reported herein were issued to Gary C. Hanna as consideration pursuant to the Merger Agreement.

(8) The shares reported herein were issued to Edward Kovalik as consideration pursuant to the Merger Agreement.

(9) The shares reported herein include (i) 3,250 shares of common stock directly held by Paul Kessler and (ii) 3,613 shares of Common Stock issuable upon the vesting of restricted stock units that will occur within 60 days of the date hereof.

(10) According to a Form 3 filed with the SEC on May 17, 2023, the shares reported herein reflect shares held directly by First Idea Ventures LLC and First Idea International Ltd. First Idea Ventures LLC holds 80,159 shares of common stock. In addition, First Idea Ventures LLC also holds (i) Series D Preferred Stock convertible into 150,000 shares of common stock and (ii) Series D PIPE Warrants to purchase 300,000 shares of common stock. First Idea International Ltd. holds 109,025 shares of common stock, in addition to (i) Series D Preferred Stock convertible into 50,975 shares of common stock and (ii) Series D PIPE Warrants to purchase 101,950 shares of common stock. The shares reported herein include the 189,184 shares of common stock held directly by First Idea Ventures LLC and First Idea International Ltd. and 385,641 shares of common stock issuable upon the conversion of the Series D Preferred Stock and/or exercise of the Series D PIPE Warrants, but do not include 154,284 of such shares as conversion or exercise of those shares are subject to a 4.99% Beneficial Ownership Limitation. If, however, conversion or exercise of such shares were not subject to a 4.99% Beneficial Ownership Limitation, the shares reported herein would be 792,109 shares of common stock and percentage ownership would be approximately 6.25%. Jonathan H. Gray holds 50% and his spouse, Chloe Gray, holds 50% of the interests of First Idea Ventures LLC and each share voting and investment power over the securities held by First Idea Ventures LLC. The address of First Idea Ventures LLC is c/o Jade Fiducial, 1925 Century Park East, Suite 1700, Los Angeles, CA 90067. First Idea International Ltd. is a limited company. Jonathan Gray has voting or investment control over the shares held by First Idea Ventures LLC. Mr. Gray is a director of the Company. The address of First Idea International Ltd. is 1 Duchess Street, Suite 1, First Floor, London W1W 6AN, United Kingdom.

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ITEM ONE: ELECTION OF DIRECTORS

At the recommendation of the Nominating & Governance Committee, the Board has nominated the following individuals for election as directors of the Company with their terms to expire at the Company’s 2025 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier death, resignation or removal:

Edward Kovalik (Chairman)

Gary C. Hanna

Paul L. Kessler

Jonathan Gray

Gizman I. Abbas

Stephen Lee

Erik Thoresen

Each of the directors nominated by the Board has consented to serving as a director, being named in this Proxy Statement and serving on the Board if elected. The Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company’s directors will be reduced or the persons acting under your proxy will vote for the election of a substitute nominee that the Board nominates. See “Directors and Officers—Director Nominees for Election Expiring at the 2025 Annual Meeting” below for biographical information regarding our director nominees. There are no family relationships, of first cousins or closer, among the Company’s directors and executive officers, by blood, marriage, or adoption.

Vote Required

The election of each nominee for director in this proposal requires the plurality of all the votes cast by the holders of shares of stock entitled to vote with respect to that nominee’s election.

For this Proposal 1, a “plurality of all of the votes cast” means that the seven director nominees who receive the highest number of votes “FOR” the director nominee’s election at the Annual Meeting will be elected to our Board of Directors. Abstentions are considered to be “present” and “entitled to vote” at the Annual Meeting, and as a result, abstentions will have the same effect as a vote against this proposal. Since there are seven director nominees for seven open positions, and the director nominees who receive the highest number of votes “FOR” the director nominee’s election will be elected to our Board of Directors, abstentions and a vote against will have no effect on the outcome of this proposal.

Broker non-votes with respect to this proposal are not treated as votes cast and, therefore, will also have no effect on the outcome of this proposal.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

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DIRECTORS AND EXECUTIVE OFFICERS

Director Nominees and Continuing Directors

Unless otherwise directed in your proxy, it is the intention of the persons named in such proxy to vote the shares represented by such proxy for the election of each of the following nominees as a member of the Board, each to hold office until the annual meeting of our stockholders to be held in 2025 and until his successor is duly qualified and elected or until his earlier death, resignation or removal.

Name	Age	Position	Director Since
Nominees:
Edward Kovalik	49	Chief Executive Officer and Chairman	2023
Gary C. Hanna	66	President and Director	2023
Paul L. Kessler	63	Director	2013
Jonathan Gray	43	Director	2023
Gizman I. Abbas	51	Director	2023
Stephen Lee	42	Director	2023
Erik Thoresen	51	Director	2023

Set forth below is the background, business experience, attributes, qualifications and skills of the Company’s executive officers, directors and director nominees. Executive officers serve at the discretion of the Board. See “Board of Directors and Committees—Stockholders Agreement” for a description of certain actions we and our principal stockholders have agreed to take to cause certain individuals designated by our principal stockholders to become members of our Board.

Director Nominees for Election Expiring at the 2025 Annual Meeting

Edward Kovalik has served as the Chief Executive Officer and Chairman of the Board of the Company since May 2023. Mr. Kovalik was the co-Founder and member of Prairie LLC, a private U.S. energy company, from October 2022 to May 2023. Mr. Kovalik was the President and Chief Operation Officer of Crown Electrokinetics Corp. from February 2021 to October 2022 (NASDAQ: CRKN) and served on its board of directors from December 2020 to October 2022. Previously, Mr. Kovalik was also a co-Founder of Prairie Partners Solar & Wind LLC, a renewable energy investor in utility-scale solar and wind projects from May 2020 to February 2021. Mr. Kovalik was the co-Founder and the Co-Chief Executive Officer of KLR Group, LLC (“KLR”), a private full-service merchant bank focused on proprietary investment opportunities throughout the energy industry, from April 2012 through October 2020. His expertise includes private and public offerings of debt and equity, M&A and fund management. While at KLR, Mr. Kovalik led the creation of Rosehill, an independent oil & gas company created through a merger of KLR SPAC with Tema Oil & Gas Company. Prior to KLR, Mr. Kovalik served as the Head of Capital Markets at Rodman & Renshaw.

We believe Mr. Kovalik’s extensive industry background, including considerable leadership and operational expertise at both public and private companies, brings valuable perspective and technical expertise to the Board.

Gary C. Hanna has served as the President and been a director of the Company since May 2023. Mr. Hanna was a co-Founder and member of Prairie LLC, a private U.S. energy company from October 2022 to May 2023. Mr. Hanna served on the board of directors of Crown Electrokinetics Corp. (NASDAQ: CRKN), a publicly traded smart glass technology company, from March 2021 to October 2022. Mr. Hanna served as the Chairman and Interim Chief Executive Officer of Rosehill Resources, Inc., a then publicly traded independent oil and natural gas company focused on growing production and reserves in the core of the Delaware Basin from April 2017 to 2020. From 2015 to 2017, Mr. Hanna was the Chairman, President and Co-Chief Executive Officer of KLR. Mr. Hanna has 40 years of management and board of director experience in the energy and service sectors, with a primary focus in the Permian, Mid-Continent and GOM regions, with additional experience internationally in Southeast Asia, Mexico and Barbados. Mr. Hanna received a Bachelor’s of Business Administration Degree from the University of Oklahoma.

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We believe Mr. Hanna’s 40+ years of executive and management experience, including as chief executive officer, in the energy and service sectors enables him to provide the Board with unique perspective on various business matters.

Paul L. Kessler has served as a director of the Company since March 2013. Mr. Kessler previously served as Executive Chairman of the Company from December 2021 to May 2023 and from December 2016 through November 2020. Mr. Kessler combines over 30 years of experience as an investor, financier and venture capitalist. In 2000, Mr. Kessler founded Bristol Capital Advisors, LLC, a Los Angeles based investment advisor, where he has served as the Principal and Portfolio Manager from 2000 through the present. He is involved in all aspects of the investment process including identification and engagement of portfolio companies and structuring investments in these companies to maximize value to shareholders. His experience encompasses investment in both private and public companies. Mr. Kessler has actively worked with executives and boards of companies on corporate governance and oversight, strategic repositioning and alignment of interests with stockholders. He has attended courses at various colleges and universities, including Harvard Business School’s Executive Education Program and UCLA’s Extension Program. Mr. Kessler has passed the Series 65 Uniform Investment Advisor Examination.

We believe that Mr. Kessler’s extensive experience in matters including capital formation, corporate finance, investment banking, operations, corporate governance, as well as his understanding of capital markets, bring important and valuable skills to the Board.

Jonathan Gray has served as a director of the Company since May 2023. Mr. Gray has served as the Chief Executive Officer of First Idea International Ltd., a strategic advisory boutique from its founding in 2008. Mr. Gray has also served as the chief executive officer of the Intelligent Design Agency, a design firm, from its founding to 2018. In 2016, Mr. Gray established The Hideaway Entertainment, LLC, a financing and production entertainment media company focused on motion picture, television, digital media, and technology, and has served as chief executive officer since the company’s founding. In addition, Mr. Gray is the co-owner of Beauchamp Estates France, a division of Beauchamp Estates International, which he founded in March 2005. Mr. Gray served as the founder and chief executive officer of JG Events, an international event management company, from its founding in 2003 until closing it in 2019. Mr. Gray earned his Baccalauréat Littéraire in Litteréture from Lycée Carnot, Cannes in 1999.

Mr. Gray’s extensive experience establishing, financing and managing companies brings valuable and important skills to the Board.

Gizman I. Abbas has served as a director of the Company since May 2023. Mr. Abbas currently serves on the board of directors of New York Independent System Operator, Inc., Talen Energy Corp (OTC: TLNE) and Qenta, Inc. Previously, he served as a member of the board of directors of Crown Electrokinetics (NASDAQ: CRKN) from March 2021 to October 2022, Aranjin Resources Ltd. from May 2016 to February 2021 and Handeni Gold Inc. from February 2012 to July 2017. He has served as Principal at Direct Invest Development, an impact-focused, sustainable real estate development company formed to mine value in disinvested urban communities, since December 2014. Mr. Abbas was a founding partner of the commodity investment business at Apollo Global Management. Previously, he was a Vice President at The Goldman Sachs Group, Inc., where he invested successfully in the power, bio-fuels, metals & mining, and agriculture sectors. Mr. Abbas holds a Bachelor’s of Science Degree in Electrical Engineering from Auburn University and a Master’s of Business Administration degree from the Kellogg School of Management at Northwestern University.

We believe Mr. Abbas’ extensive financial and investment experience enables him to provide the Board with insight and advice into a wide range of financing and project acquisition matters.

Stephen Lee has served as a director of the Company since May 2023. Mr. Lee is the co-founder of Renewa LLC, a private renewables real estate company and has served as its co-Chief Executive Officer since February 2022. Prior to Renewa, Mr. Lee co-founded KLR in April 2012 and served as a Partner and a Managing Member of the firm until September 2020. Prior to founding KLR, Mr. Lee was a Director and co-Head of the Energy Investment Banking team at Rodman & Renshaw. Mr. Lee holds a Bachelor’s Degree in Economics from New York University.

We believe that Mr. Lee’s extensive experience in the corporate finance and energy industry bring important and valuable skills to the Board.

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Erik Thoresen has served as a director of the Company since May 2023. Mr. Thoresen has been a partner at Boka Group, LLC since November 2022. From January 2022 to December 2023, Mr. Thoresen served as the chief financial officer of Fusion Acquisition Corp. II. Prior to that, he served as the chief business development officer of Glass House Group, Inc., a vertically integrated consumer packaged goods cannabis company, from August 2021 to June 2022. Mr. Thoresen was the vice president of mergers and acquisitions and real estate at Harvest Health and Recreation, Inc., a multi-state cannabis company that is now part of Trulieve Cannabis Corp., from January 2019 to March 2021. Previously, from November 2013 to July 2018, Mr. Thoresen was the chief operating, and investment, officer of Jonathan D. Pond, LLC, a wealth management firm, and prior to that held executive roles at the Bank of New York Mellon Corporation and E*TRADE Financial Corporation. He received a Bachelor of Arts in International Relations from Syracuse University in 1994, and a Master of Business Administration from the Darden School at the University of Virginia in 2000.

Mr. Thoresen’s previous board and senior leadership experience, in addition to his expertise in strategic planning, business development, investor relations and corporate development activities, makes him a valuable asset to the Board.

Non-Director Executive Officers:

Name	Age	Position	Executive Officer Since
Craig Owen	54	Executive Vice President and Chief Financial Officer	2023
Bryan Freeman	54	Executive Vice President, Operations	2023
Daniel T. Sweeney	47	Executive Vice President, General Counsel and Corporate Secretary	2023

Craig Owen has served as the Executive Vice President and Chief Financial Officer of the Company since May 2023. Mr. Owen served as the Chief Financial Officer of Penn America Energy Holdings LLC, a private LNG terminal development company, from June 2022 to October 2022 where he oversaw the financing initiatives for a proposed liquified natural gas facility. Mr. Owen provided financial consulting services to various public and private companies in the energy and specialty construction industries from January 2021 to June 2022. Prior to this, Mr. Owen was Chief Financial Officer of Rosehill, a then publicly traded independent oil and natural gas company focused on growing production and reserves in the core of the Delaware Basin, from June 2017 through December 2020. Prior to Rosehill, Mr. Owen served as the Chief Financial Officer of Southwestern Energy Company, a natural gas exploration and production company, from October 2012 to June 2017 and as Chief Accounting Officer from July 2008 to September 2012. Prior to that, Mr. Owen held numerous positions with Anadarko Petroleum Corporation, a then publicly traded oil and natural gas exploration and production company, from March 2001 to July 2008, finally serving as its Controller, Operations Accounting. Mr. Owen has experience at PricewaterhouseCoopers LLP from 1992 to 1994 and 1997 to 2001. He also served in roles with Hilcorp Energy Company, a private oil and gas exploration and production company, from 1994 to 1995, and Arco Pipe Line Company, an oil transportation company, from 1995 to 1997. Mr. Owen received a Bachelor’s Degree in accounting from Texas A&M University in 1992 and is a Certified Public Accountant (active) in Texas.

Bryan Freeman has served as the Executive Vice President, Operations of the Company since May 2023, beginning his employment with the Company in October 2022. Mr. Freeman served as the Senior Vice President of Drilling and Completions at Rosehill from April 2017 to March 2020 and as an employee of Capstone Energy Management, LLC from August 2020 to October 2022. Prior to that, Mr. Freeman served as Drilling and Operations Manager at Tema Oil & Gas Company, a private oil and gas exploration company, from July 2016 until April 2017 and Production & Operation Engineering Manager for SM Energy Company (NYSE: SM) (“SM”), a publicly traded company engaged in hydrocarbon exploration, from July 2013 until July 2016. Before SM, Mr. Freeman served as a Senior Production Engineer at Hess Corporation (NYSE: HES), a publicly traded oil and gas exploration and production company, from 2012 to 2013, and Chevron Corporation (NYSE: CVX), a publicly traded, fully integrated energy company, from 2006 to 2012. Mr. Freeman began his career in the service sector in roles at Schlumberger Limited (NYSE: SLB), a publicly traded oil and gas services provider company, from 2004 to 2006, and Weatherford International plc (NASDAQ: WFRD), a publicly traded oilfield service company, from 2001 to 2004. Mr. Freeman received a Bachelor’s of Science and Masters of Science in Engineering from the University of Texas in 2001 and 2012, respectively.

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Daniel T. Sweeney has served as our Executive Vice President, General Counsel and Corporate Secretary since July 2023. Mr. Sweeney served as Senior Vice President, General Counsel and Secretary of Great Western Petroleum, LLC, a private oil and gas company, from June 2018 until its sale to PDC Energy Inc. in May 2022. Prior to that, Mr. Sweeney served as Director, Assistant Secretary and Associate General Counsel at Eclipse Resources Corp., a private oil and gas exploration company, from May 2013 to June 2018, and held legal roles at Chesapeake Energy Corporation (NASDAQ: CHK), a publicly traded oil and gas exploration company, from November 2010 to May 2013, and Rex Energy Corporation, a then publicly traded oil and gas exploration company, from April 2008 to November 2010. Mr. Sweeney received his Bachelor’s Degree in Political Science from Case Western Reserve University in 1999 and Juris Doctorate from the Thomas R. Kline School of Law at Duquesne University in 2005.

BOARD OF DIRECTORS AND COMMITTEES

Board Leadership Structure

The Board has no policy with respect to the separation of the offices of Chair, Chief Executive Officer and President. The directors serving on the Board possess considerable professional and industry experience, significant experience as directors of both public and private companies and a unique knowledge of the challenges and opportunities that the Company faces. As such, the Board believes that it is in the best position to evaluate the needs of the Company and to determine how best to organize the Company’s leadership structure to meet those needs. Consistent with this understanding, the Nominating & Governance Committee considers the Board’s leadership structure annually.

At present, the Board has chosen to combine the positions of Chairman and Chief Executive Officer. While the Board believes it is important to retain the flexibility to determine whether the roles of Chairman and Chief Executive Officer should be separated or combined in one individual, the Board believes that the current Chief Executive Officer is the individual with the necessary experience, commitment and support of the other members of the Board to effectively carry out the role of Chairman.

The Board believes this structure promotes better alignment of strategic development and execution, more effective implementation of strategic initiatives and clearer accountability for the Company’s success or failure. Moreover, the Board believes that combining the Chairman and Chief Executive Officer positions does not impede independent oversight of the Company. Four of the seven members of the Board are independent under Nasdaq rules.

Our Amended and Restated Bylaws provide that the Chairman of the Board may be any director elected by the Board. In May, 2023, Edward Kovalik was elected as Chairman of the Board.

The Corporate Governance Guidelines allow the Board to designate a “Lead Independent Director” when the position of Chairman is not held by an independent director. If designated, the Lead Independent Director’s duties would include: (i) serving as a liaison between the Chairman and the independent directors of the Board; (ii) approving information sent to the Board; (iii) approving meeting agendas for the Board and meeting schedules to assure there is sufficient time for discussion of all agenda items; and (iv) ensuring that he or she is available for consultation and direct communication with the Company’s major stockholders upon request.

Director Independence

Rather than adopting categorical standards, the Board assesses director independence on a case-by-case basis, in each case consistent with applicable legal requirements and the listing standards of Nasdaq. After reviewing all relationships each director has with the Company, including the nature and extent of any business relationships between the Company and each director, as well as any significant charitable contributions the Company makes to organizations where its directors serve as board members or executive officers, the Board has affirmatively determined that the following directors have no material relationships with the Company and are independent as defined by the current listing standards of the Nasdaq and the applicable rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”): Messrs. Abbas, Lee, Gray and Thoresen. Neither Mr. Edward Kovalik, the Company’s Chairman and Chief Executive Officer, nor Mr. Gary C. Hanna, the President, is considered by the Board to be an independent director because of their employment with the Company. Mr. Paul L. Kessler is also not considered by the Board to be an independent director because of his prior employment with the Company.

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Executive Sessions

To facilitate candid discussion among the Company’s directors, the independent directors meet in regularly scheduled executive sessions that are held immediately following each regularly scheduled Board meeting. The director who presides at these meetings will be chosen by the Board, based on the recommendation of the Nominating & Governance Committee and is responsible for preparing an agenda for the meetings of the independent directors in executive session.

Director Nominations

Pursuant to the Company’s Corporate Governance Guidelines, the Nominating & Governance Committee is responsible for identifying individuals qualified to become Board members and nominees for directorship are selected by the Nominating & Governance Committee in accordance with the policies and principles in, or established pursuant to, its charter.

The Nominating and Governance Committee takes into account many factors prior to recommending to the Board that an existing director be nominated for reelection as a director, including, but not limited to:

●	Past Board and committee meeting attendance and performance;
●	Length of Board service;
●	Personal and professional integrity, including commitment to the Company’s core values;
●	Experience, skills, qualifications and contributions that the existing director brings to the Board; and
●	Independent under applicable standards.

The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best support the success of the business and, based on its diversity of experience, represent stockholder interests through the exercise of sound judgment. The Board believes that a formal diversity policy is not necessary or appropriate because the current Board already has a diversity of business background and industry experience. Additionally, the Board does not have a formal diversity policy in place for the director nomination process, but instead considers diversity of a candidate’s viewpoints, professional experience, education and skill set as a factor in the consideration and assessment of a candidate as set forth above.

The Board will treat recommendations for directors that are received from the Company’s stockholders equally with recommendations received from any other source; provided, however, that in order for such stockholder recommendations to be considered, the recommendations must comply with the procedures outlined in this Proxy Statement, our Second Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws and the Exchange Act.

Stockholders Agreement

In connection with the merger by and among the Creek Road Merger Sub, LLC and the Company, (the “Merger”), we entered into the Stockholders Agreement with Bristol Capital Advisors, LLC (“Bristol Capital Advisors”), Messrs. Kessler, Hanna and Kovalik (collectively, the “Prairie Stockholders”). The Stockholders Agreement provides that we and the Prairie Stockholders will cause certain nominees to serve as a director on the Board under the following conditions: (i) one nominee designated by Bristol Capital Advisors and Paul L. Kessler, collectively, so long as Bristol Capital Advisors, Mr. Kessler and their respective affiliates collectively beneficially own at least 50% of the number of shares of common stock collectively beneficially owned by such parties on May 3, 2023, the closing date of the Merger (the “Closing Date”) and (ii) (A) four nominees designated by Mr. Hanna and Mr. Kovalik (the “Prairie Members”) so long as the Prairie Members and their affiliates collectively beneficially own at least 50% of the number of shares of common stock collectively beneficially owned by such parties on the Closing Date; (B) three nominees designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 40% (but less than 50%) of the number of shares of common stock collectively beneficially owned by such parties on the Closing Date; (C) two nominees designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 30% (but less than 40%) of the number of shares of common stock collectively beneficially owned by such parties on the Closing Date; or (D) one nominee designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 20% (but less than 30%) of the number of shares of common stock collectively beneficially owned by such parties on the Closing Date.

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Other than with respect to the election of the Board, each Prairie Stockholder is entitled to vote the number of shares of our common stock that it holds in its sole discretion.

Board’s Role in Risk Oversight

In the normal course of its business, the Company is exposed to a variety of risks, including risks related to the ability of the Company to successfully drill producing wells, market risks relating to changes in commodity prices, risks relating to the Company’s ability to raise capital on acceptable terms, the Company’s ability to find, develop or acquire additional reserves, political risks and credit and investment risk. Effective risk oversight is a priority of the Board. Executive management is responsible for the day-to-day management of Company risks through internal processes and controls, while the Board, as a whole and through its committees has responsibility for the oversight of risk management. The Board oversees the strategic direction of the Company, and in doing so considers the potential rewards and risks of the Company’s business opportunities and challenges that the Company faces in the short-, intermediate- and long-term timeframe at least annually, and monitors the development and management of risks that impact the Company’s strategic goals. The Audit Committee of the Board (the “Audit Committee”) assists the Board in fulfilling its risk oversight responsibilities by monitoring the effectiveness of the Company’s systems of financial reporting, auditing, internal controls, privacy and cybersecurity and legal and regulatory compliance. The Compensation Committee of the Board (the “Compensation Committee”) assists the Board in fulfilling its oversight responsibilities by overseeing the Company’s compensation policies and practices and managing the Company’s compensation-related risks.

Attendance at Meetings

Pursuant to the Company’s Corporate Governance Guidelines, all directors are encouraged to attend the annual meetings of stockholders.

The Board held 3 meetings during 2023. No director attended fewer than 100% of the meetings of the Board and of the committees of the Board on which that director served.

The Board currently has three committees: the Audit Committee, the Compensation Committee, and the Nominating & Governance Committee. The Audit Committee held 3 meetings, the Compensation Committee had 1 meeting and the Nominating & Governance Committee held 0 meetings during 2023.

Committees

Audit Committee

The Audit Committee consists of Messrs. Thoresen (Chair), Abbas and Lee, each of whom is independent under the rules of the SEC and the listing standards of Nasdaq. As required by the rules of the SEC and listing standards of Nasdaq, the Audit Committee consists solely of independent directors. The Board has also determined that each member of the Audit Committee is financially literate, and that Mr. Thoresen satisfies the definition of “audit committee financial expert.”

The amended audit committee charter details the principal functions of the audit committee, including:

●	assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the independent registered public accounting firm’s qualifications and independence and (4) the performance of our internal audit function and the independent registered public accounting firm;
●	reviewing, evaluating and/or acting upon any conflicts of interests that may arise as between the rights and obligations of any director or executive officer on the one hand, and the rights and obligations of the Company and any of its subsidiaries, on the other hand;

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●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;
●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;
●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;
●	meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm;
●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

A copy of our Audit Committee Charter is posted on our website at www.prairieopco.com in the “Governance—Governance Documents” subsection under the “Investor Relations” section.

Compensation Committee

The Compensation Committee consists of Messrs. Lee (Chair), Abbas, Gray and Thoresen, each of whom is independent under the rules of the SEC and the listing standards of Nasdaq. The Compensation Committee reviews, evaluates and approves the compensation agreements, plans, policies and programs of the Company relating to the Company’s executive officers and directors, agreements, plans, policies and programs of the Company to compensate the Company’s executive officers and directors. The Compensation Committee’s goal is to oversee the development and implementation of compensation plans, policies, and programs that are designed to provide a competitive level of compensation to attract and retain talented executive officers and directors, reward and encourage maximum corporate and individual performance, promote accountability and align executive officer and director interests with the interests of the Company’s stockholders. We have adopted a Compensation Committee Charter defining the committee’s primary duties in a manner consistent with the rules of the SEC and applicable stock exchange or market standards. A copy of our Compensation Committee Charter is posted on our website at www.prairieopco.com in the “Governance—Governance Documents” subsection under the “Investor Relations” section.

Nominating & Governance Committee

The Nominating & Governance Committee consists of Messrs. Abbas (Chair), Lee, Gray and Thoresen each of whom is independent under the rules of the SEC and the listing standards of Nasdaq. The Nominating & Governance Committee advises the Board and makes recommendations regarding appropriate corporate governance practices applicable to the Company and assists the Board in implementing such practices. The Nominating & Governance Committee also assists the Board in identifying individuals qualified to become members of the Board, consistent with the criteria that the Board has approved, and selects, or recommends to the Board to select, director nominees and to fill vacancies on the Board, advises the Board about the appropriate composition of the Board and its committees, leads the Board in annual performance evaluation of the Board, its committees and management and directs all matters relating to the succession of the Company’s Chief Executive Officer. We have adopted a Compensation Committee Charter defining the committee’s primary duties in a manner consistent with the rules of the SEC and applicable stock exchange or market standards. A copy of our Nominating & Governance Committee Charter is posted on our website at www.prairieopco.com in the “Governance—Governance Documents” subsection under the “Investor Relations” section.

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Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is or has been one of our officers or employees or has or had any relationship requiring disclosure pursuant to SEC rules. In addition, during 2023, none of our executive officers served as:

●	a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee;

●	a director of another entity, one of whose executive officers served on our Compensation Committee; or

●	a member of the compensation committee (or other board committee performing equivalent functions, or in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as one of our directors.

Corporate Governance Guidelines

The Board believes that sound governance policies and practices provide an important framework for fulfilling its duty to stockholders. The Board has adopted Corporate Governance Guidelines that meet or exceed the listing standards of Nasdaq and address the matters below, among others:

●	Board Size, Structure and Composition
●	Director Qualifications and Independence
●	Director Responsibilities
●	Service on Other Boards
●	Changes in Status
●	Term limits
●	Director Resignation
●	Board Chair
●	Board Meeting Agendas
●	Meetings of Independent Directors
●	Board External Interaction
●	Director Compensation
●	Board Performance Evaluations
●	Director Orientation and Continuing Education
●	Attendance at Annual Meetings
●	Stockholder Communication with Directors
●	Committee Structure and Composition
●	Director Access to Independent Advisors and Management
●	Management Evaluation and Succession Planning
●	Governance Policies

A copy of our Corporate Governance Guidelines is posted on our website at www.prairieopco.com in the “Governance—Governance Documents” subsection under the “Investor Relations” section.

Corporate Code of Business Conduct and Ethics

Our Board adopted a Corporate Code of Business Conduct and Ethics (“Code of Conduct”) applicable to our directors, officers and employees, in accordance with the rules of the SEC and the listing standards of Nasdaq. The Code of Conduct reflects our commitment to the highest standards of integrity and ethics in all our practices and relationships. The Code of Conduct addresses ethics, conflicts of interest, insider trading, confidentiality, discrimination and harassment, health, safety and the environment, payments to government officials, accounting matters and use of Company assets, among other matters.

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We expect our employees to report known or reasonably suspected violations of the Code of Conduct, or any other company policy, law, or core values. We have multiple confidential reporting channels available at all times and the Audit Committee receives regular reports on complaints reported. Any waiver of the Code of Conduct may be made only by our Board or a committee thereof. If the Company were to waive or materially amend any provision of the Code of Conduct that applies to the Company’s directors or executive officers, the Company intends to satisfy its disclosure obligations, if any, with respect to any such waiver or material amendment by either posting such information on our website or by filing a Current Report on Form 8-K.

A copy of our Corporate Code of Business Conduct and Ethics is posted on our website at www.prairieopco.com in the “Governance—Governance Documents” subsection under the “Investor Relations” section.

Insider Trading Policy and Hedging Policy

Our Insider Trading Policy prohibits our directors, executive officers and employees (“insiders”) from (i) transacting in or (ii) “tipping,” either directly or indirectly, others who may transact in the Company’s securities, in each case, while aware of material non-public information about the Company.

Pursuant to the Company’s Insider Trading Policy, insiders are prohibited from making any short sales of any securities of the Company and from engaging in transactions involving Company-based derivative securities. This prohibition includes, but is not limited to, trading in Company based option contracts, transacting in straddles or collars, and hedging or monetization transactions. In addition, pursuant to the Company’s Insider Trading Policy, insiders are prohibited from purchasing the Company’s securities on margin and directors and officers are prohibited from pledging securities of the Company as collateral.

Available Corporate Governance Materials

The following materials are available on the Company’s website at www.prairieopco.com in the “Investor Relations” section:

●	Charter of the Audit Committee;

●	Charter of the Compensation Committee;

●	Charter of the Nominating & Governance Committee;

●	Corporate Code of Business Conduct and Ethics; and

●	Corporate Governance Guidelines.

Stockholders may obtain a copy, free of charge, of each of these documents, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Proxy Statement, by sending a written request to Prairie Operating Co., Attention: Investor Relations, 602 Sawyer Street, Suite 710, Houston, Texas 77007.

Communications with Our Board

Stockholders and other interested parties may communicate with our directors, including our non-management directors, individually or as a group, by writing to Daniel T. Sweeney, Executive Vice President, General Counsel and Corporate Secretary, at our principal executive offices, 602 Sawyer Street, Suite 710, Houston, Texas 77007. Stockholders and other interested parties may submit such communications on a confidential or anonymous basis by sending the communication in a sealed envelope marked “Communication with Directors” and clearly identify the intended recipient(s) of the communication.

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The Company’s General Counsel will review each communication and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (1) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication; and (2) the communication falls within the scope of matters generally considered by the Board. To the extent the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company’s General Counsel may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.

Information may be submitted confidentially and anonymously, although the Company may be obligated by law to disclose the information or identity of the person providing the information in connection with government or private legal actions and in other circumstances. The Company’s policy is not to take any adverse action, and not to tolerate any retaliation, against any person for asking questions or making good faith reports of possible violations of law, the Company’s policies or its Code of Conduct.

EXECUTIVE COMPENSATION

We are currently considered a “smaller reporting company,” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act, for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures. Further, our reporting obligations extend to a lesser number of executive officers who may be classified as our “Named Executive Officers,” namely, those individuals who served as our principal executive officer, our next two other most highly compensated officers at the end of the last completed fiscal year and up to two additional individuals who would have been considered one of our next two most highly compensated officers except that such individuals did not serve as executive officers at the end of the last completed fiscal year. Accordingly, our Named Executive Officers and their positions were as follows:

Name	Principal Position
Edward Kovalik	Chief Executive Officer and Chairman
Gary C. Hanna	President and Director
Craig Owen John D. Maatta	Executive Vice President and Chief Financial Officer Former President and Chief Executive Officer

In connection with the Merger, the Company appointed new executive officers. Accordingly, effective as of May 3, 2023, Mr. Maatta resigned from his position as President and Chief Executive Officer and director of the Board, and the remaining Named Executive Officers were appointed to their current positions.

Summary Compensation Table

The table below sets forth all the compensation awarded to, earned by, or paid to our Named Executive Officers during fiscal years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)(a)	Bonus ($)(b)	Stock Awards ($)(c)	All Other Compensation ($)(d)	Total ($)
Edward Kovalik	2023	362,788	—	—	263,200	625,988
Chairman and Chief	2022	—	—	—	—	—
Executive Officer

Gary C. Hanna	2023	362,788	—	—	263,200	625,988
President	2022	—	—	—	—	—

Craig Owen	2023	230,865	—	2,914,286	8,750	3,153,901
Chief Financial Officer	2022	—	—	—	—	—

John D. Maatta	2023	50,000	—	—	—	50,000
Former President and	2022	133,330	—	—	3,000	136,330
Chief Executive Officer

(a)	The amounts reported in this column represent the actual amounts earned during the calendar year. For Mr. Maatta, the amount in this column includes 5,000 shares of Series A preferred stock for settlement of $50,000 of compensation payable to him under his employment agreement for the period from January 1, 2023 through the closing of the Merger and 13,333 shares of Series A preferred stock for settlement of $133,330 of compensation payable to him under his employment agreement for the year ended December 31, 2022.

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(b)	Each Named Executive Officer, other than Mr. Maatta, was eligible to earn a discretionary bonus for 2023. However, the Board has not made a determination of the amount of such award, if any.

(c)	The amount reported in this column represents the aggregate grant date fair value, determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), excluding the effects of estimated forfeitures, of restricted stock units (“RSUs”) awarded in 2023 under the A&R LTIP (as defined below). The assumptions used in calculating the aggregate grant date fair value of such award are described under the heading “Note 16—Long-Term Incentive Compensation” in the notes to our consolidated financial statements included in the Form 10-K. Pursuant to the terms of the RSU award agreement, no adjustment to the number of shares subject to such RSUs was made in connection with the Company’s reverse stock split that became effective on October 16, 2023 (the “Reverse Stock Split”).

(d)	For Messrs. Kovalik and Hanna, amounts in this column reflect a one-time non-accountable expense reimbursement of $250,000 in consideration of significant efforts, diligence, time, and resources in negotiating, structuring, and finalizing the Company’s previously announced Merger without incurring outside banking fees. Additionally for Messrs. Kovalik, Hanna and Owen, amounts in this column reflect 401(k) match contributions from the Company of $13,200, $13,200, and $8,750, respectively.

Employment Agreements

We maintain employment agreements with each of our Named Executive Officers who are current officers of the Company, which employment agreements were amended and restated in August of 2023 (the “Employment Agreements”), in order to provide market competitive compensation arrangements that attract and retain talent. The Employment Agreements provide the Named Executive Officers with (a) an annualized base salary of $550,000 for each of Messrs. Kovalik and Hanna and $350,000 for Mr. Owen; (b) eligibility to receive an annual bonus with a target amount equal to 250% of the annualized base salary for each of Messrs. Kovalik and Hanna and 100% of the annualized base salary for Mr. Owen (the “Target Annual Bonus”); and (c) eligibility to receive annual long-term incentive equity awards. Pursuant to the Employment Agreements, the amount of each Named Executive Officer’s base salary, annual bonus target value and A&R LTIP awards are subject to review and determination by the Board or the Compensation Committee, as applicable, on an annual basis.

While Mr. Maatta was serving as our chief executive officer, he was also party to an employment agreement, entered into effective May 1, 2022, which provided for an annual base salary of $200,000 (pro-rated for partial years during the term of employment), which was required to be paid in the form of the Company’s preferred stock until the uplisting of the Company’s common stock onto a national stock exchange or a qualified financing event. Following the occurrence of either of such events, Mr. Maatta had the option to elect that his base salary continue to be paid in the form of the Company’s preferred stock. Under the terms of his employment agreement, Mr. Maatta was also entitled to the opportunity to be paid an annual discretionary cash bonus with a target bonus opportunity of 150% of his base salary and a maximum bonus opportunity of 300% of base salary, based upon the executive’s and the Company’s performance, as determined by the Board or a committee thereof, and the opportunity to earn an additional “Uplisting Bonus” to be paid in the form of 3.33% of the fully diluted shares of our common stock, upon the uplisting of the Company’s common stock on a national securities exchange. However, this annual bonus opportunity expired in 2023 with Mr. Maatta’s termination of employment at the closing of the Merger, and the Uplisting Bonus was forfeited at the closing of the Merger.

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The Employment Agreements also provide for certain severance benefits as described below in “Potential Payments Upon Termination or Change of Control.”

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table reflects information regarding outstanding equity-based awards held by our Named Executive Officers as of December 31, 2023, which consist of RSUs granted under the A&R LTIP.

Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Edward Kovalik	—	—
Gary C. Hanna	—	—
Craig Owen	200,000	1,902,000

(1)	Each RSU included in the RSU award granted to Mr. Owen represents the contingent right to receive, upon vesting, one share of our common stock, which fully vests on May 3, 2024.

(2)	The amount included in this column represents the market value of our common stock underlying the RSU award granted to Mr. Owen, computed based on the closing price of our common stock on December 29, 2023, the last trading day of 2023, which was $9.51 per share.

Potential Payments Upon Termination or a Change of Control

The following disclosures discuss the payments and benefits that each of our Named Executive Officers who are current officers of the Company would have been eligible to receive upon certain termination events, assuming that each such termination occurred on December 31, 2023. As a result, the payments and benefits disclosed represent what would have been due and payable to such Named Executive Officers under the applicable agreements and plans in existence between each Named Executive Officer and the Company as of December 31, 2023; this disclosure does not reflect any changes to such agreements or plans, or new agreements or plans adopted, after December 31, 2023, unless specifically stated. Because Mr. Maatta separated from service with us in 2023 and no amounts were payable to him in connection with this separation, this disclosure does not include a description of the hypothetical amounts that would have been payable to him upon a qualifying termination of employment or change in control.

Termination of Employment under the Employment Agreements

Under the Employment Agreements, if the applicable Named Executive Officer’s employment is terminated without “Cause” or by the Named Executive Officer for “Good Reason” (as each term is defined below), then the Named Executive Officer is eligible to receive an amount equal to three times (or two times in the case of Mr. Owen, or four times in the case of Messrs. Kovalik and Hanna if such termination occurs within the 12-month period following a Change in Control), the sum of the Named Executive Officer’s (a) base salary, plus (b) the Target Annual Bonus for the year in which the Named Executive Officer’s termination of employment occurs, plus (c) in the case of Messrs. Kovalik and Hanna, the amount payable under the A&R LTIP for the year in which the Named Executive Officer’s termination of employment occurs, in each case with such sum payable in a single lump sum on the Company’s first regularly scheduled pay date that is on or after the date that is sixty days after the date of termination (such total amount, the “Severance Payment”). In addition, if the Named Executive Officer is eligible to receive the Severance Payment, then that Named Executive Officer is also eligible for reimbursement of up to 18 months’ worth of the Company’s healthcare premium subsidy, calculated as the difference between (i) the amount the Named Executive Officer pays to effect and continue coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 and (ii) the employee contribution amount that similarly situated employees of the Company pay for the same or similar coverage under the Company’s group health plans.

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The severance benefits described above are subject to the Named Executive Officer’s execution, delivery and non-revocation of a release of claims in favor of us and continued compliance with applicable restrictive covenants.

Under the Employment Agreements, “Cause” generally means, the Named Executive Officer’s: (i) willful or continued failure to perform his duties; (ii) willful failure to comply with any valid and legal directive of the Board (or, for Mr. Owen, also any valid or legal directive of the Chief Executive Officer or President); (iii) willful engagement in dishonesty, illegal conduct, or gross misconduct that is injurious to us or our affiliates; (iv) embezzlement, misappropriation of funds, or fraud with respect to us or our affiliates; (v) conviction of or plea of guilty or nolo contendere to a felony or a crime that constitutes a misdemeanor involving moral turpitude; (vi) material violation of our written policies or codes of conduct; or (vii) material breach of any material obligation under the applicable employment agreement or any other written agreement with us.

Under the Employment Agreements, “Good Reason” generally means the occurrence of any of the following without the Named Executive Officer’s written consent: (i) a material diminution in (a) base salary, (b) annual bonus opportunity, (c) annual target A&R LTIP opportunity or (d) benefits, provided that a material decrease in an element of compensation represented by either (a), (b), (c), or (d) that is offset by a corresponding increase or increases in the other element(s) will not be deemed a condition for Good Reason so long as the Named Executive Officer’s aggregate compensation from all such elements of compensation is not materially diminished; (ii) a material diminution in title, reporting relationship, authority, duties or responsibilities with us; (iii) a material breach by us of any obligations under the Employment Agreement; (iv) the relocation of his principal place of employment by more than 40 miles (or 15 miles in the case of Messrs. Kovalik and Hanna); or (v) solely in the case of Messrs. Kovalik and Hanna, a failure by the Board to consult, and reach an agreement, with them on any matter relating to the operations, investments, or business strategy of the Company Group (as such term is defined in the Employment Agreements).

Under the Employment Agreements, “Change of Control” generally means the occurrence of any of the following events: (i) the consummation of an agreement to acquire or a tender offer for beneficial ownership of 50% or more of either (a) the then outstanding equity securities or (b) the combined voting power of the then outstanding voting securities of the Company; (ii) individuals who constitute the Incumbent Board (as defined in the Employment Agreements) cease for any reason to constitute at least a majority of the Board; (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assts of another company (a “Business Combination”), unless following such Business Combination, (a) the equity securities and voting securities outstanding immediately prior to the Business Combination, continue to represent or are converted into or exchanged for securities which represent or are convertible into more than 50% of the then outstanding equity interests and the combined voting power of the then outstanding voting securities, (b) no person or entity beneficially owns 20% or more of the outstanding equity interests of the resulting entity, and (c) at least a majority of the members of the board of the resulting entity were members of the Incumbent Board; or (iv) approval by the equity holders of the Company of a complete liquidation or dissolution of the Company.

Treatment of A&R LTIP Awards upon a Termination of Employment (not in connection with a Change of Control)

Pursuant to the award agreements governing outstanding A&R LTIP awards held by each of the Named Executive Officers, upon a termination of employment without Cause or for Good Reason, the RSUs will vest with respect to the number of RSUs equal to the product of (i) the total number of RSUs subject to the applicable award agreement, times (ii) a fraction, the numerator of which is the number of full calendar months that have elapsed since the date of grant, and the denominator of which is 36 and will be settled as soon as administratively practicable following such termination, but in no event later than 60 days of such termination.

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Upon a termination of employment due to death or disability, all the RSUs will be deemed 100% vested and will be settled as soon as administratively practicable following such termination, but in no event later than 60 days of such termination.

Upon a termination due to retirement at or after having attained age 65, other than a termination for Cause, a termination by the Named Executive Officer at a time that Cause exists, or a termination due to death or disability, all the RSUs will be deemed 100% vested and will be settled within 90 days of such termination.

Upon a termination of employment for Cause or without Good Reason, the Named Executive Officer will forfeit all outstanding RSUs. The definitions of “Cause” and “Good Reason” for purposes of the award agreements governing the RSUs are the same definitions as those in the Employment Agreements and described above in “—Termination of Employment under the Employment Agreements.”

Treatment of A&R LTIP Awards upon a Change of Control

Pursuant to the award agreements governing outstanding A&R LTIP awards held by each of the Named Executive Officers, upon a Change of Control that involves a merger, reclassification, reorganization, or other similar transaction in which the surviving entity, Company’s successor, or the direct or indirect parent of the surviving entity or Company’s successor, fails to assume or substitute the award agreements with a substantially equivalent award, then all of the RSUs will be deemed 100% vested and will be settled as soon as administratively practicable following the vesting of the RSUs, but in no event later than 60 days after such vesting date.

Upon a termination of employment without Cause or for Good Reason during the 24-month period beginning on the date on which a Change of Control occurs, all the RSUs will be deemed 100% vested and will be settled as soon as administratively practicable following the vesting of the RSUs, but in no event later than 60 days after such vesting date.

The definition of “Change of Control” for purposes of the award agreements governing the RSUs is substantially the same definition as the one in the Employment Agreements and described above in “—Termination of Employment under the Employment Agreements” except that the reference to “20%” as described above under the Employment Agreements is 50% for purposes of the RSUs.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and the company’s financial performance for each of the two years in the period ended December 31, 2023. As indicated above, we are permitted to report as a “smaller reporting company” under SEC rules. Accordingly, we have not included a tabular list of financial performance measures, and the table below (i) only includes the requisite information for two years, (ii) does not include information with respect to peer total stockholder return (“TSR”), and (iii) does not include a column for a Company-Selected Measure as defined in Item 402(v) of Regulation S-K. In accordance with applicable SEC rules, the adjustments described and quantified below were made to the values reported in the Summary Compensation Table for each applicable year to determine the “actual” compensation paid to our principal executive officers (“PEOs”) and the average “actual” compensation paid to our other non-PEO Named Executive Officers (“non-PEO NEOs”).

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The following table summarizes compensation values reported in the Summary Compensation Table for our PEOs and the average for our other non-PEO NEOs, as compared to “compensation actually paid” (“CAP”) and the company’s financial performance for the years ended December 31, 2023 and 2022:

Year (a)	Summary Compensation Table Total for First PEO(1) (b)	Summary Compensation Table Total for Second PEO(1) (b)	Compensation Actually Paid to First PEO(1)(2) (c)	Compensation Actually Paid to Second PEO(1)(2) (c)	Average Summary Compensation Table Total for Non-PEO NEOs(1) (d)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2) (e)	Value of Initial Fixed $100 Investment Based On TSR (f)	Net Income (Loss) (g)

2023	$625,988	$50,000	$625,988	$50,000	$1,889,945	$1,383,802	$10.78	$(79,078,860)

2022	$92,635	$136,330	$(3,799,561)	$136,330	$246,343	$(1,051,056)	$1.80	$(13,418,814)

(1)	The first PEO and the second PEO reflected in the table for each of 2023 and 2022 are as follows:

2023: Edward Kovalik (First PEO) and John D. Maatta (Second PEO)

2022: Scott D. Kaufman (First PEO) and John D. Maatta (Second PEO)

The non-PEO NEOs reflected in the table for each of 2023 and 2022 are as follows:

2023: Gary C. Hanna and Craig Owen

2022: Scott Sheikh and Alan L. Urban

(2)	The company deducted from and added to the Summary Compensation Table total compensation the following amounts to calculate CAP in accordance with Item 402(v) of Regulation S-K as disclosed in columns (c) and (e) for our PEOs and non-PEO NEOs in each respective year.

	2023	2022
FIRST PEO SUMMARY COMPENSATION TABLE TOTALS	$625,988	$92,635
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	—	—
Fair value at year end of equity awards granted during the year	—	—
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	—	—
Change in fair value of equity awards granted in current year that vested during the year	—	—
Change in fair value of equity awards granted in prior years that vested during the year	—	—
Equity awards granted in prior years that were forfeited during the year	—	(3,892,196)
Dividends or other earnings paid on equity awards during the year	—	—
Total Equity Award Related Adjustments	—	$(3,892,196)
COMPENSATION ACTUALLY PAID TOTALS	$625,988	$(3,799,561)

	2023	2022
SECOND PEO SUMMARY COMPENSATION TABLE TOTALS	$50,000	$136,330
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	—	—
Fair value at year end of equity awards granted during the year	—	—
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	—	—
Change in fair value of equity awards granted in current year that vested during the year	—	—
Change in fair value of equity awards granted in prior years that vested during the year	—	—
Equity awards granted in prior years that were forfeited during the year	—	—
Dividends or other earnings paid on equity awards during the year	—	—
Total Equity Award Related Adjustments	—	—
COMPENSATION ACTUALLY PAID TOTALS	$50,000	$136,330

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	2023	2022
NON-PEO NEOS SUMMARY COMPENSATION TABLE TOTALS	$1,889,945	$246,343
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	(1,457,143)	—
Fair value at year end of equity awards granted during the year	951,000	—
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	—	—
Change in fair value of equity awards granted in current year that vested during the year	—	—
Change in fair value of equity awards granted in prior years that vested during the year	—	—
Equity awards granted in prior years that were forfeited during the year	—	(1,297,399)
Dividends or other earnings paid on equity awards during the year	—	—
Total Equity Award Related Adjustments	$(506,143)	$(1,297,399)
COMPENSATION ACTUALLY PAID TOTALS	$1,383,802	$(1,051,056)

Narrative Disclosure to Pay versus Performance Table

The following graph illustrates the relationship between CAP for our PEOs and average CAP for our non-PEO NEOs and the cumulative TSR on our common stock. The cumulative TSR presented below assumes a $100 investment on December 31, 2022 and 2023 and the reinvestment of dividends for each year presented below.

The following graph illustrates the relationship between CAP for our PEOs and average CAP for our non-PEO NEOs and the Company’s net income (loss) for 2022 and 2023.

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DIRECTOR COMPENSATION

The following table summarizes the compensation provided to the non-employee directors of our Board for the fiscal year ended December 31, 2023. Mr. Kovalik, who served as Chairman of the Board during 2023, did not receive any additional compensation for his service as Chairman of the Board. All compensation provided to Mr. Kovalik with respect to the 2023 year is reflected within the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Paul L. Kessler	66,209	100,000	—	166,209
Gizman I. Abbas	66,209	100,000	—	166,209
Stephen Lee	66,209	100,000	—	166,209
Jonathan H. Gray	65,110	100,000	—	165,110
Erik Thoresen	65,110	100,000	—	165,110
Michael Breen(3)	—	19,671	—	19,671

(1)	The amounts reflected in this column reflect the annual cash compensation paid to the non-employee directors, prorated based on days of service on the Board for the fiscal year ended December 31, 2023.

(2)	The amounts reflected in this column represent the grant date fair value of RSUs granted to the non-employee directors in August 2023 (or in May 2023 for Mr. Breen), computed in accordance with FASB ASC Topic 718. See Note 16 to our consolidated financial statements included in the Form 10-K, for additional detail regarding assumptions underlying the value of these equity awards. After giving effect to the Reverse Stock Split, each of the non-employee directors other than Mr. Breen held 6,863 shares of unvested RSUs as of December 31, 2023.

(3)	Mr. Breen served as a non-employee director for a portion of 2023 ending at the effective time of the Merger (the “Effective Time”), but received no cash director compensation for 2023.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of their beneficial ownership and changes in ownership (Form 3, 4 and 5, and any amendment thereto) with the SEC.

Based solely on our review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in fiscal year 2023, except that (i) Daniel T. Sweeney filed a Form 3 on July 24, 2023 that was required to be filed on July 22, 2023, (ii) James W. Wallis filed a Form 3 on September 21, 2023 that was required to be filed on August 25, 2023 and (iii) Narrogal Nominees Pty Ltd. ATF Gregory K O’Neill Family Trust filed a Form 4 on November 21, 2023 that was required to be filed on November 19, 2023.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transaction Policy

The Board has determined that the Audit Committee is best suited to review and approve or ratify transactions with related persons, in accordance with our written policy governing related party transactions. Our Related Party Transactions Policy provides that “related party transaction” means any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (a) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, or, if the Company qualifies as a smaller reporting company under Item 10(f)(1) of Regulation S-K, the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, (b) the Company was, is, or will be a participant and (c) any related person had, has, or will have a direct or indirect material interest. A “related person” means (a) a director or director nominee of the Company, (b) an executive officer of the Company, (c) a stockholder (together with any of its controlling or controlled affiliates) owning more than 5% of any class of the Company’s voting stock, (d) any (i) person who is an immediate family member of any of the foregoing persons in clauses (a)-(c), which includes any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such persons or (b) person (other than a tenant or employee) who is sharing the household of the persons in clauses (a)-(c) or (e) an (i) entity that is owned or controlled by someone listed in clauses (a)-(d) an entity in which someone listed in clauses (a)-(d) has a substantial ownership interest or control of the entity or (c) entity in which someone listed in clauses (a)-(d) is an executive officer or general partner, or holds a similar position.

Pursuant to this policy, the Audit Committee reviews all material facts of all related party transactions, including the terms of the transaction and the nature of the related person’s interest in the transaction. In determining whether to approve or disapprove entry into a related party transaction, our Audit Committee shall consider, among other factors, the following: (i) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, (ii) the extent of the related party’s interest in the transaction and (iii) whether the transaction is material to the Company. Further, the policy requires that all related party transactions required to be disclosed in our filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations. All of the related party transactions discussed in this proxy statement were reviewed pursuant to our Related Party Transactions Policy.

Related Party Transactions in Connection with the Merger

On May 3, 2023, pursuant to the Merger Agreement, the Company, Creek Road Merger Sub, LLC (“Merger Sub”) and Prairie Operating Co., LLC, Merger Sub merged with and into Prairie LLC, with Prairie LLC surviving and continuing to exist as a Delaware limited liability company and a wholly owned subsidiary of the Company (the “Merger”).

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Merger Consideration

At the Effective Time, Edward Kovalik and Gary C. Hanna were each issued 1,148,834 shares of common stock as merger consideration pursuant to the Merger Agreement.

ORRI Agreement

On August 14, 2023, Prairie LLC exercised its option under the Amended and Restated Purchase and Sale Agreement, dated as of May 3, 2023 (“Exok Agreement”) to purchase additional oil and gas leases, including all of Exok Inc’s (“Exok”) right, title and interest in, to and under certain undeveloped oil and gas leases located in Weld County, Colorado, together with certain other associated assets, data and records, consisting of approximately 20,328 net mineral acres in, on and under approximately 32,695 gross acres from Exok (such assets, the “Initial Genesis Assets”). On May 15, 2022, Exok entered into an agreement with Gary C. Hanna and Edward Kovalik whereby Exok agreed to share and assign certain of its overriding royalty interests under the Initial Genesis Assets to Gary C. Hanna and Edward Kovalik at the closing of the Merger (the “Closing”). Following the Closing, these interests are owned in equal one-third shares by entities controlled by each of Gary Hanna, Edward Kovalik and Paul Kessler. To avoid any potential conflict of interest with certain members of the Board and management owning certain overriding royalty interests under the Initial Genesis Assets, all of the Company’s drilling programs will be approved by an independent committee of the Board on a quarterly basis.

Series D PIPE

Bristol Investment Fund purchased $1,250,000 of the Company’s series D preferred stock (“Series D Preferred Stock”) and series D PIPE warrants (“Series D PIPE Warrants”) in the series D PIPE (the “Series D PIPE”). First Idea Ventures LLC purchased $750,000 of Series D Preferred Stock and Series D PIPE Warrants in the Series D PIPE. Jonathan H. Gray, a director of the Company, holds 50% and his spouse, Chloe Gray, holds 50% of the interests of First Idea Ventures LLC and each share voting and investment power over the securities held by First Idea Ventures LLC. John D. Maatta purchased $50,000 of Series D Preferred Stock and Series D PIPE Warrants in the Series D PIPE.

Stockholders Agreement

Prior to the Effective Time, the Company, Bristol Capital Advisors, LLC (“Bristol Capital Advisors”) Paul L. Kessler, Gary C. Hanna and Edward Kovalik entered into the Stockholders Agreement pursuant to which the parties agreed to use reasonable best efforts, including taking certain necessary actions, to cause the Board to cause certain nominees to be elected to serve as a director on the Board under the following conditions: (i) one nominee designated by Bristol Capital Advisors and Paul L. Kessler, collectively, so long as Bristol Capital Advisors, Paul L. Kessler and their respective affiliates collectively beneficially own at least 50% of the number of shares of common stock collectively beneficially owned by such parties on the Closing Date; (ii) four nominees designated by Gary C. Hanna and Edward Kovalik (the “Prairie Members”) so long as the Prairie Members and their affiliates collectively beneficially own at least 50% of the number of shares of common stock collectively beneficially owned by such parties on the Closing Date; (iii) three nominees designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 40% (but less than 50%) of the number of shares of common stock collectively beneficially owned by such parties on the Closing Date; (iv) two nominees designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 30% (but less than 40%) of the number of shares of common stock collectively beneficially owned by such parties on the Closing Date; and (v) one nominee designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 20% (but less than 30%) of the number of shares of common stock collectively beneficially owned by such parties on the Closing Date.

Lock-up Agreements

In connection with the Closing, the Company entered into lock-up agreements with the Prairie Members, Paul Kessler, John D. Maatta, Michael Breen (former director), Alan Urban (former Chief Financial Officer) and Scott Sheikh (former Chief Operating Officer and General Counsel), that impose limitations on any sale of shares of common stock until 180 days after the Closing, subject to certain exceptions. These agreements expired in November 2023.

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In addition, the Company entered into a lock-up agreement with Bristol Investment Fund that impose limitations on any sale of an aggregate of 50% of its shares of common stock until 120 days after the Closing, subject to certain exceptions, and Bristol Investment Fund agreed, subject to such lock-up, to effect only open market sales and not to sell an aggregate daily amount of shares of common stock exceeding 1%, for every $100,000 invested in the Series D PIPE, of the average daily volume of the trading day on which the open market sales of the shares of common stock occurs. This agreement expired in September 2023.

Amended and Restated Senior Secured Convertible Debenture and Amended and Restated Security Agreement

In connection with the Closing, the Company entered into the AR Debentures due December 31, 2023 with each of Bristol Investment Fund and Barlock 2019 Fund, LP, in the principal amount of $1,000,000. The AR Debentures accrued interest on the aggregate unconverted and then outstanding principal amount of the AR Debentures at the rate of 12% per annum. Interest was payable quarterly on (i) January 1, April 1, July 1 and October 1, beginning on the date of first issuance of the AR Debentures, (ii) each date the AR Debentures were converted into common stock (as to that principal amount then being converted), (iii) the day that was five trading days following the Company’s notice to redeem some or all of the then outstanding principal of the AR Debentures (only as to that principal amount then being redeemed) and (iv) December 31, 2023.

The AR Debentures were convertible into shares of common stock at any time at the option of the applicable holder, at a conversion price of $5.00 per share (as adjusted, the “Conversion Price”). The initial Conversion Price was subject to adjustments in connection with, among other things, (i) the Company’s issuance of additional shares of common stock, or securities convertible into or exercisable for additional shares of common stock, at a price lower than the then current Conversion Price, and (ii) future stock splits, reverse stock splits, mergers or reorganizations, and similar changes affecting holders of common stock.

On October 13, 2023, the holders of the AR Debentures elected to convert the AR Debentures for an aggregate of 400,666 shares of common stock. As a result, the AR Debentures were fully extinguished in October 2023.

Support Agreements

As of the date of the execution of the Merger Agreement, Bristol Investment Fund entered into a support agreement with the Company pursuant to which, subject to the terms and conditions therein, Bristol Investment Fund agreed to exchange its Original Debenture, in full satisfaction of the outstanding principal amount, accrued but unpaid interest and a 30% premium, for (a) the AR Debenture in substantially the same form as their respective Original Debenture, (b) shares of common stock and (c) shares of Series D Preferred Stock.

Amended Restated Non-Compensatory Option Agreement

At the Effective Time, the Company assumed and converted options to purchase membership interests of Prairie LLC outstanding and unexercised as of immediately prior to the Effective Time into Non-Compensatory Options to acquire an aggregate of 8,000,000 shares of common stock for $7.14 per share, which are only exercisable if specific production hurdles are achieved, and the Company entered into the Option Agreements with each of Gary C. Hanna, Edward Kovalik, Paul Kessler and BOKA Energy LP, a third-party investor. Erik Thoresen, a director of the Company, is affiliated with BOKA Energy LP. An aggregate of 2,000,000 Non-Compensatory Options are subject to be transferred to the Series D PIPE Investors, based on their then percentage ownership of Series D Preferred Stock to the aggregate Series D Preferred Stock outstanding and held by all PIPE Investors as of the Closing Date, if the Company does not meet certain performance metrics by May 3, 2026.

Registration Rights Agreement

In connection with the closing of the Series D PIPE, the Company entered into the Series D Registration Rights Agreements with each Series D PIPE Investor pursuant to which the Company agreed to submit to or file with the SEC, within 45 calendar days after the Closing Date, a registration statement registering the resale of the shares of common stock underlying the Series D Preferred Stock and Series D PIPE Warrants, and the Company agreed to use its best efforts to have such registration statement declared effective as promptly as possible after the filing thereof but no later than 90 calendar days (or 120 calendar days if the SEC notifies the Company that it will review such registration statement) following the date of the closing. As a result of the registration statement having not been declared effective within the timeframe required under the Series D Registration Rights Agreement, liquidated damages of $548,144 were paid under the registration rights agreement associated with the Series D PIPE for the year ended December 31, 2023. Of this total, $46,229 was paid to Bristol Investment Fund and $31,767 was paid to First Idea International LTD. And First Idea Ventures LLC.

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Related Party Transactions Following the Merger

Series E PIPE

The Company entered into a securities purchase agreement with Narrogal Nominees Pty Ltd ATF Gregory K O’Neill Family Trust (the “Series E PIPE Investor”) on August 15, 2023, pursuant to which the Series E PIPE Investor agreed to purchase, and the Company agreed to sell to the Series E PIPE Investor, for an aggregate of $20.0 million, securities consisting of (i) 39,614 shares of common stock, (ii) 20,000 shares of Series E Preferred Stock, and (iii) Series E PIPE Warrants to purchase 8,000,000 shares of common stock, each at a price of $6.00 per share, in a private placement.

The Company’s obligations under the Series E Preferred Stock and the Series E PIPE Warrants are secured by a lien on the Exok Option Assets pursuant to the Deed of Trust. Upon commencement of a voluntary bankruptcy proceeding by Prairie LLC or involuntary bankruptcy proceeding against Prairie LLC, the Series E PIPE Investor will have the right and option to proceed with foreclosure and to sell all or any portion of the Exok Option Assets. In the event that no shares of Series E Preferred Stock remain outstanding (whether by conversion, redemption or otherwise) or are no longer beneficially owned or otherwise held by the Series E PIPE Investor (or any of its affiliates), the lien on the Exok Option Assets under the Deed of Trust will be released in accordance with the terms and procedures set forth therein.

Registration Rights Agreement

In connection with the Series E PIPE and the Exok Option Purchase, the Company entered into the Series E Registration Rights Agreement with the Series E PIPE Investor and Exok Affiliates pursuant to which the Company agreed to submit to or file with the SEC, within the later of (i) 45 calendar days after the Closing Date and (ii) 45 calendar days after the SEC declares the Company’s registration statement with respect to the Series D PIPE registration rights agreement effective, a registration statement registering the resale of the Exok Shares, shares of common stock underlying the Series E Preferred Stock and Series E PIPE Warrants, Exok Shares and shares of common stock underlying the Exok Warrants, and the Company agreed to use its best efforts to have such registration statement declared effective as promptly as possible after the filing thereof but no later than ninety (90) calendar days (or one hundred twenty (120) calendar days if the SEC notifies the Company that it will review such registration statement) following the later of (x) Closing Date and (y) the date the SEC declares the prior registration statement effective. The SEC declared such prior registration statement effective on December 6, 2023.

Non-Compensatory Option Purchase Agreement

On August 30, 2023, the Company, Gary C. Hanna, Edward Kovalik, Bristol Capital and Georgina Asset Management, LLC (“Georgina Asset Management”) entered into a non-compensatory option purchase agreement, pursuant to which Georgina Asset Management agreed to purchase, and each of Gary C. Hanna, Edward Kovalik and Bristol Capital (collectively, the “Sellers”) agreed to sell to Georgina Asset Management, Non-Compensatory Options to acquire an aggregate of 200,000 shares of common stock for an aggregate purchase price of $2,000 (the “Option Purchase”). The Option Purchase closed on August 30, 2023. In connection with the Option Purchase, the Company entered into an amendment to the Option Agreements with each of the Sellers (or an assignee thereof) to reflect that each Seller owns a lesser number of Non-Compensatory Options after the Option Purchase.

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Narrogal Nominees Pty Ltd ATF Gregory K. O’Neill Family Trust

On May 3, 2023, the O’Neill Trust purchased $10,000,000 of Series D Preferred Stock and Series D PIPE Warrants in the Series D PIPE. On August 15, 2023, the O’Neill Trust purchased $20,000,000 of Series E Preferred Stock and Series E PIPE Warrants in the Series E PIPE. On November 13, 2023, the O’Neill Trust delivered notice to the Company of the exercise of its Series D B Warrants to purchase 2,000,000 shares of common stock at an exercise price of $6.00 per share for total proceeds to the Company of $12 million (the “Warrant Exercise”). Each of the warrants held by the O’Neill Trust, as well as the Series D Preferred Stock and Series E Preferred Stock was subject to a limitation on exercise or conversion, as applicable, if as a result of such exercise or conversion, the holder would own more than 4.99% of the outstanding shares of common stock, which may be increased by the holder upon written notice to the Company, to any specified percentage not in excess of 9.99% (the “Beneficial Ownership Limitation Ceiling”). In connection with the Warrant Exercise, the O’Neill Trust entered into an agreement with the Company pursuant to which it amended the terms of each of its Series D PIPE Warrants and Series E PIPE Warrants to increase the Beneficial Ownership Limitation Ceiling from 9.99% to 25% and gave notice to the Company that it was increasing its Beneficial Ownership Limitation to 25% with respect to each of its remaining warrants. The Beneficial Ownership Limitation Ceiling on the Series D Preferred Stock and Series E Preferred Stock remains at 9.99%.

Bristol Investment Fund, Ltd.

On April 8, 2024, the Company entered into an Amendment and Waiver of Exercise Limitations Letter Agreement (the “Letter Agreement”) with Bristol Investment Fund to amend certain terms of the A warrants to purchase shares of common stock (the “A Warrants”) and B warrants to purchase shares of common stock (the “B Warrants” and together with the A Warrants, the “Series D PIPE Warrants”) held by Bristol Investment Fund. Each of the Series D PIPE Warrants held by Bristol Investment Fund is subject to a limitation on exercise if as a result of such exercise or conversion, the holder would own more than 4.99% of the outstanding shares of common stock (the “Beneficial Ownership Limitation”), which may be increased by the holder upon written notice to the Company, to any specified percentage not in excess of 9.99% (the “Beneficial Ownership Limitation Ceiling”). The Letter Agreement increases the Beneficial Ownership Limitation Ceiling from 9.99% to 19.99%. Pursuant to the Letter Agreement, Bristol Investment Fund further notified the Company of its intent to immediately increase the Beneficial Ownership Limitation Ceiling to 19.99% and the parties agreed to waive the waiting period with respect to such notice.

ITEM TWO: APPROVAL OF THE 2024 AMENDED & RESTATED PRAIRIE OPERATING CO. LONG-TERM INCENTIVE PLAN

Background and Description of Proposal

At the Annual Meeting, our stockholders will be asked to approve the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan (the “LTIP”), which is an amendment and restatement of the Company’s A&R LTIP, as defined below, and to reserve 7,500,000 shares of common stock for issuance thereunder, which shares also include the 1,225,000 shares of common stock previously reserved for issuance under the A&R LTIP as approved by the Board effective August 25, 2023. We believe that implementing the LTIP is advisable in order to ensure that we have an adequate number of shares of common stock available in connection with our compensation programs.

On April 19, 2024, the Compensation Committee, following consultation with the Company’s compensation consultants, Zayla Partners, approved the LTIP, subject to the approval of our stockholders. If approved, the LTIP will be effective as of June 5, 2024 (the “Effective Date”), which is the date of the Annual Meeting. The proposed LTIP is attached hereto as Appendix A.

The LTIP is currently the only incentive compensation plan which we have to incentivize, retain, or attract qualified employees, directors and consultants, executive officers, and other individual service providers. In order to attract new people to join the Company, we must compete with compensation packages from other public energy-focused or E&P companies that are often far superior to what we can offer due to our limited resources as a start-up company. We believe our existing and prospective employees, executive officers and directors need to be incentivized to work with us against a formidable competitive environment from much larger capitalized firms. In addition, the LTIP will afford the Compensation Committee the ability to design compensatory awards that are responsive to the Company’s needs and includes authorization for a variety of awards designed to advance the interests and long-term success of the Company by encouraging stock ownership among employees of the Company and its affiliates, certain consultants to the Company and its affiliates, and non-employee directors of the Company.

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We believe that approval of the LTIP will give us the flexibility to make equity-based awards and other awards over at least the next 4 years in amounts determined appropriate by the Compensation Committee, and that some of these awards will include performance-based vesting conditions to further incentive employees in the achievement of company performance goals that will align employees’ interests with those of stockholders. This timeline is simply an estimate used to determine the number of shares of common stock requested under the LTIP, assuming the potential for maximum achievement of performance goals under performance-based awards. However, future circumstances may require a change to expected equity grant practices. These circumstances may include, but are not limited to, the future price of the Company’s common stock, award levels and amounts provided by the Company’s competitors, and the Company’s hiring activity over the next few years. The closing market price of our common stock as of April 8, 2024 was $10.68 per share, as reported on the Nasdaq Global Market.

As of April 8, the total number of shares of the Company’s outstanding common stock was 11,111,389. If the LTIP is approved by our stockholders, the potential dilution from issuances authorized under the LTIP will be approximately 19%, calculated on a fully diluted basis. While we are aware of the potential dilutive effect of compensatory equity awards, we also recognize the significant motivational and performance benefits that may be achieved from making such awards, and we believe that the requested shares under the LTIP represent a reasonable amount of potential equity dilution over time.

Why We Believe You Should Vote for this Proposal

We believe our future success depends in part on our ability to attract, motivate, and retain high-quality employees and directors and that the ability to provide equity-based and incentive-based awards under the LTIP is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use equity-based awards to recruit and compensate our employees and directors. The use of common stock as part of our compensation program is also important because equity-based awards are an essential component of our compensation program for key employees, as they help link compensation with long-term stockholder value creation and reward participants based on service and/or performance.

Description of the LTIP

A summary description of the material features of the LTIP is set forth below. This summary does not purport to be a complete description of all the provisions of the LTIP and is qualified in its entirety by reference to the LTIP, which is attached as Appendix A to this Proxy Statement and incorporated by reference in its entirety. The purpose of the LTIP is to provide a means through which the Company and its affiliates may attract, retain and motivate qualified persons as employees, directors, consultants and other service providers with ability and initiative by enabling such persons to participate in our future success and to associate their interests with those of the Company and its stockholders. Capitalized terms used in this description, but not otherwise defined, have the meanings given to them in the LTIP.

Administration

The LTIP will be administered by the Compensation Committee (the “Committee”), except to the extent the Board elects to administer the LTIP, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Unless otherwise determined by the Board, the Committee will consist at all times of two or more directors who qualify as (i) “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act and (ii) “independent directors” under the applicable listing standards or rules of the securities exchange upon which the Company’s common stock is traded, but only to the extent such independence is required in order to take the action at issue pursuant to such standards or rules.

The Committee may delegate to a subcommittee of directors or to any officer of the Company all or part of the Committee’s authority and duties under the LTIP, provided that such delegation does not (a) violate state or corporate law or (b) result in a loss of exemption under Rule 16b-3(d)(1) of the Exchange Act with respect to an Award.

Subject to the terms of the LTIP or applicable law, the Committee has broad discretion to administer the LTIP, interpret its provisions, and adopt policies for implementing the LTIP. This discretion includes the power to determine when and to whom Awards will be granted, decide how many Awards will be granted (measured in cash, shares of common stock or as otherwise designated), prescribe and interpret the terms and provisions of each Award agreement (the terms of which may vary), terminate, modify or amend the LTIP, and execute all other responsibilities permitted or required under the LTIP. The Committee’s determinations need not be uniform with respect to all individuals participating in the LTIP, and need not apply consistently across Awards.

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Eligibility to Participate

Any individual who provides services to the Company or to its affiliates, including employees, officers, consultants, directors, and other individual service providers (each, an “Eligible Person”), is generally eligible to participate in the LTIP at the Committee’s discretion. An employee on leave of absence may be an Eligible Person. Awards (other than Substitute Awards) may be granted only to individuals who are Eligible Persons at the time of grant. Eligible Persons to whom Awards are granted under the LTIP are referred to as “Participants.”

Over the next 12 months, it is expected that the Company and its affiliates will have approximately 5 executive officers, 5 non-employee directors, 20 other employees, and 5 consultants who will be eligible to participate in the LTIP.

Securities to be Offered; Award Limitations

Subject to adjustment in the event of any adjustment, recapitalization, reorganization or other change in the Company’s capital structure as provided under the LTIP, the aggregate number of shares of common stock that may be issued pursuant to the Awards under the LTIP is equal to 7,500,000, and all such shares will be available for issuance upon the exercise of ISOs.

No Award may be granted if the number of shares of common stock that must be delivered in connection with such Award exceeds the number of shares of common stock remaining available under the LTIP, after taking into account the number of shares of common stock issuable to then-outstanding Awards.

With respect to a grant of ISOs, a Participant must be an employee of the Company or an employee of a parent or subsidiary corporation of the Company immediately before the time the ISO is granted. Non-employee directors may not be granted Awards, whether denominated in cash or shares of common stock, having an aggregate value determined on the date of grant of each Award in excess of $750,000; provided, that for any calendar year in which a non-employee director (i) first commences service on the Board, (ii) serves on a special committee of the Board, or (iii) serves as lead director or chairman of the Board, additional Awards may be granted to such non-employee member of the Board in excess of such limit; provided, further, that the limit set forth herein shall be applied without regard to (A) cash fees paid to a non-employee member of the Board during such calendar year (or grants of Awards, if any, made to a non-employee member of the Board in lieu of all or any portion of such cash fees) or (B) grants of Awards, if any, made to a non-employee member of the Board during any period in which such individual was an employee of the Company or any Affiliate or was otherwise providing services to the Company or to any Affiliate other than in the capacity as a director of the Company.

Source of Shares

The shares to be delivered under the LTIP shall be made available from (i) authorized but unissued shares of common stock, (ii) shares of common stock held in the treasury of the Company, or (iii) previously issued shares of common stock reacquired by the Company, including shares purchased on the open market.

Shares of common stock subject to an Award under the LTIP that expires or is cancelled, forfeited, exchanged, settled in cash, or otherwise terminated (including shares forfeited with respect to Restricted Stock), the number of shares withheld or surrendered to the Company in payment of any exercise or purchase price or taxes relating to Awards, and shares that were subject to an Option or SAR but were not issued or delivered as a result of net settlement or net exercise of such Option or SAR will not be considered “delivered” under the LTIP, will be available for delivery with regard to other Awards, and will no longer be considered issuable to outstanding Awards for purposes of determining whether an Award may be granted.

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Awards Under the LTIP

General. The LTIP authorizes the Committee to grant (i) incentive stock options qualified as such under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) (“ISOs”), (ii) stock options that do not qualify as incentive stock options (“Nonstatutory Options,” and together with ISOs, “Options”), (iii) stock appreciation rights (“SARs”), (iv) restricted stock (“Restricted Stock”), (v) restricted stock units (“RSUs”), (vi) awards of vested stock (“Stock Awards”), (vii) awards in lieu of or in exchange for other awards under the LTIP, under another plan (of the Company or another company that combines with the Company), or other Company obligations (“Substitute Awards”), (viii) dividend equivalents, (ix) other stock-based awards, (x) cash awards, or (xi) any combination of such awards (collectively referred to as “Awards”), for the purpose of providing our non-employee directors, employees of the Company and its affiliates, and certain consultants of the Company and its affiliates, incentives and/or rewards for performance. Awards may be granted alone or in tandem with any other Award. The Committee may impose on any Award or the exercise thereof whatever terms, conditions and restrictions that the Committee determines are appropriate, including, but not limited to, service- and performance-based vesting requirements. Such terms, conditions and restrictions may differ among Awards granted to any one Participant or to different Participants.

Options. Options represent a right to purchase our common stock at a fixed exercise price. The Committee may grant Options to Eligible Persons, including (i) ISOs and (ii) Nonstatutory Options. The exercise price of each Option granted under the LTIP will be established by the Committee, stated in the Option agreement, and may vary from Award to Award; provided, however, that, the exercise price for an Option generally must not be less than the greater of (a) the par value per share of common stock or (b) 100% of the fair market value per share of common stock as of the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate, 110% of the fair market value per share of common stock as of the date of grant). Notwithstanding the foregoing, the exercise price for a Nonstatutory Option may be less than 100% of the fair market value per share of common stock as of the date of grant of the Option if the Option (1) does not provide for a deferral of compensation by reason of satisfying the short-term deferral exception set forth in the Nonqualified Deferred Compensation Rules or (2) provides for a deferral of compensation and is compliant with the Nonqualified Deferred Compensation Rules. Options may be exercised as the Committee determines, but not later than ten years from the date of grant (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliate, for a period of no more than five years following the date of grant). ISOs will not be granted more than ten years after the earlier of the adoption of the LTIP or the approval of the LTIP by the stockholders of the Company. The terms of any ISO granted under the LTIP are intended to comply in all respects with the provisions of Section 422 of the Code, however, if any ISO fails to comply with Section 422 of the Code for any reason, such ISO will be reclassified as a Nonstatutory Option, which will be exercisable as such. The Committee will determine the methods and form of payment for the exercise price of an Option (including, in the discretion of the Committee, payment in cash, common stock, other Awards, net settlement, broker assisted exercise, or other property) and the methods and forms in which shares of common stock will be delivered to a Participant.

SARs. A SAR is the right to receive an amount equal to the excess of the fair market value of one share of common stock on the date of exercise over the grant price of the SAR, as determined by the Committee. SARs may be awarded in connection with or separate from any other Award. SARs awarded in connection with an Option will entitle the holder, upon exercise, to surrender the related Option or portion thereof relating to the number of shares for which the SAR is exercised. The surrendered Option or portion thereof will then cease to be exercisable. However, an SAR awarded in connection with an Option is exercisable only to the extent that the related Option is exercisable. SARs granted independently of an Option will be exercisable as the Committee determines. The grant price for an SAR may not be less than the greater of (a) the par value per share of common stock or (b) 100% of the fair market value per share of common stock as of the date of grant of the SAR; provided, however, the grant price for an SAR may be less than 100% of the fair market value per share of common stock as of the date of grant of the SAR if the SAR (1) does not provide for a deferral of compensation by reason of satisfying the short-term deferral exception set forth in the Nonqualified Deferred Compensation Rules or (2) provides for a deferral of compensation and is compliant with the Nonqualified Deferred Compensation Rules. The term of an SAR will be for a period determined by the Committee but no SAR may be exercisable for a period of more than ten years following the date of grant. The Committee will determine the form of consideration payable upon settlement.

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Restricted Stock. An award of Restricted Stock is a grant of shares of common stock subject to a risk of forfeiture, restrictions on transferability, and any other restrictions imposed by the Committee in its discretion. Restrictions may lapse at such times and under such circumstances as determined by the Committee. The holder of Restricted Stock may have rights as a stockholder, including the right to vote the Restricted Stock and, unless otherwise provided in an Award agreement, the right to receive dividends on the Restricted Stock. Unless otherwise provided in an Award agreement, common stock distributed to a holder of a Restricted Stock in connection with a stock split or stock dividend, and other property (other than cash) distributed as a dividend, in each case, will be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant except for limited exceptions specified under the LTIP.

RSUs. A RSU is a right to receive (i) the delivery of a number of shares of common stock equal to the number of RSUs that vest, (ii) cash equal to the fair market value of the common stock on the day of vesting multiplied by the number of RSUs that vest, or (iii) any combination of (i) and (ii) determined by the Committee at the date of grant or thereafter. The Committee may subject RSUs to restrictions (which may include a risk of forfeiture) to be specified in the Award agreement, and those restrictions may lapse at such times determined by the Committee.

Stock Awards. The Committee may grant Stock Awards to Eligible Persons as a bonus, as additional compensation, or in lieu of cash compensation that such person is otherwise entitled to receive in amounts and subject to the terms determined by the Committee.

Dividend Equivalents. Dividend equivalents may be granted, entitling a Participant to receive cash, shares of common stock, other Awards, or other property equal in value to dividends or distributions paid with respect to a specified number of shares of common stock at the discretion of the Committee. Dividend equivalents may be awarded on a freestanding basis or in connection with another Award. The Committee may provide that dividend equivalents will be payable or distributed when accrued or that they will be deemed reinvested in additional shares of common stock, Awards, or other investment vehicles. Dividend equivalents granted in connection with another Award will be subject to the same restrictions and conditions as the Award with respect to which the dividends accrue and will not be paid unless and until such Award has vested and been earned, absent a contrary provision in the Award agreement. The Committee will specify any restrictions on transferability and risks of forfeiture that are imposed upon dividend equivalents.

Other Stock-Based Awards. Participants may be granted, subject to applicable legal limitations and the terms of the LTIP and its purposes, other Awards related to shares of common stock (in terms of being valued, denominated, paid or otherwise defined by reference to shares of common stock). Such Awards may include, but are not limited to, convertible or exchangeable debt securities, other rights convertible or exchangeable into common stock, purchase rights for shares of common stock, Awards with value and payment contingent upon the Company’s performance or any other factors designated by the Committee, and Awards valued by reference to the book value of shares of common stock or the value of securities of or the performance of specified affiliates. The Committee will determine the terms, conditions and restrictions of all such Awards, including method of delivery, consideration to be paid, the timing and methods of payment, and any performance criteria associated with an Award.

Cash Awards. Cash awards may be granted on a freestanding basis or as an element of or a supplement to, or in lieu of, any Awards under the LTIP in such amounts and subject to such other terms, conditions and restrictions as the Committee in its discretion determines to be appropriate, including for purposes of any annual or short-term incentive or other bonus program.

Substitute Awards. The Committee may grant Substitute Awards in substitution for any other Award granted under the LTIP or another plan of the Company or its affiliates or any other right of an Eligible Person to receive payment from the Company or its affiliates. Awards may also be granted in substitution for awards held by individuals who become Eligible Persons as a result of certain business transactions. Substitute Awards that are Options or SARs may have an exercise price per share that is less than the fair market value of a share of common stock on the date of substitution if the substitution complies with the Nonqualified Deferred Compensation Rules and other applicable laws.

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Other Provisions

No Repricing. Outside the context of a merger, consolidation, acquisition or other transaction or reorganization or without the approval of the stockholders of the Company, the terms of outstanding Awards may not be amended to (i) reduce the exercise price or grant price of an outstanding Option or SAR; (ii) grant a new Option, SAR or other Award in substitution for any previously granted Option or SAR that has the effect of reducing the Exercise Price or grant price of the Award; (iii) exchange any Option or SAR for Stock, cash or other consideration when the Exercise Price or grant price of the Option or SAR equals or exceeds the fair market value of a share of common stock; or (iv) take any other action that would be considered “repricing” of an Option or SAR under the applicable listing standards of the national securities exchange upon which the common stock is listed (if applicable).

Tax Withholding. The Company and any affiliates are authorized to withhold from any Award granted or any payment relating to an Award, including from a distribution of shares of common stock, taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company to satisfy the payment of withholding taxes and any other tax obligations related to an Award in such amounts as may be determined by the Committee.

Merger or Recapitalization. In the event of certain changes to the Company’s capitalization that result in subdivision or consolidation of the shares of common stock or any other corporate transaction that would be considered an equity restructuring, appropriate adjustments will be made by the Committee as to the number, kind, and price of shares subject to outstanding Awards (except to the extent otherwise provided in any Award agreement), the number and kind of shares available for issuance under the LTIP, and any limitations on the number of Awards that may be granted to particular classes of Eligible Persons.

Change in Control. Upon the occurrence of a Change in Control or other changes in the Company or the outstanding common stock by reason of recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change, the Committee may adjust outstanding Awards as it determines appropriate in its sole discretion, which adjustments may vary among individual holders and among Awards, and may include the exercise of any of its general administrative powers (e.g., the power to accelerate vesting, waive forfeiture conditions, or otherwise modify or adjust any other condition or limitation) as well as: (i) acceleration of the time of exercisability of an Award so that the award may be exercised for a limited period of time on or before a date specified by the Committee, after which date all unexercised Awards will terminate; (ii) requiring the mandatory surrender to the Company by selected holders of some or all of the outstanding Awards as of a certain date in exchange for cash or other consideration, which may include the cancellation of Options or SARs for no consideration if such Awards have an exercise price or grant price that exceeds the Change in Control Price; (iii) cancellation of Awards that are unvested as of the date of the event without payment of any consideration; or (iv) approval of other adjustments to Awards as the Committee deems appropriate.

Amendment. Without stockholder or Participant approval, the Committee may amend, alter, suspend, discontinue or terminate any Award or Award agreement or amend or alter the LTIP. The Board may amend, alter, suspend, discontinue or terminate the Committee’s authority to grant Awards or otherwise administer the LTIP or the Committee’s authority to amend, alter, suspend, discontinue or terminate the LTIP and any Award or Award agreement. The Board or Committee, as applicable, may take such actions without the consent of stockholders or Participants; provided, however, that the approval of the Company’s stockholders will be obtained as required by any applicable law or regulation or the rules of any stock exchange or automated quotation system on which the common stock may then be listed or quoted and Participant consent must be obtained prior to any action that would materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. Any adjustments made to Awards pursuant to the terms of the LTIP in the context of a Change in Control or other similar transaction or recapitalization will not be deemed to materially and adversely affect the rights of such Participant under any previously granted and outstanding Award.

Transferability of Awards. Except as provided in the LTIP, each Option and SAR is exercisable only by the Participant during the Participant’s lifetime, or, by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution and no Award may be assigned, sold or otherwise transferred by a Participant. ISOs are not transferable other than by will or the laws of descent and distribution. Only to the extent specifically provided by the Committee and permitted pursuant to Form S-8 and the instructions thereto, an Award may be transferred by a Participant on the terms and conditions provided by the Committee from time to time, except that no award (other than a Stock Award) may be transferred to a third-party financial institution for value. An Award may also be transferred pursuant to a domestic relations order.

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Clawback. The LTIP and all Awards granted under the LTIP are subject to the Prairie Operating Co. Clawback Policy and any other written clawback policies the Company, with the approval of the Board or an authorized committee thereof, may adopt, including any policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the SEC or the standards of any applicable national securities exchange upon which the securities may be listed, and that the Company determines should apply to Awards. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards to reduction, cancellation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.

Term of the LTIP. If our stockholders approve the proposal, the LTIP will become effective as of the date of the Annual Meeting, which is June 5, 2024. Unless earlier terminated by action of the Committee, the LTIP will terminate on the tenth anniversary of the Annual Meeting, or June 5, 2034. Awards granted before the termination date of the LTIP will continue to be effective according to their terms and conditions.

Federal Income Tax Consequences

The following discussion is for general information only and is intended to summarize briefly the U.S. federal income tax consequences to Participants arising from participation in the LTIP. This description is based on current law, which is subject to change (possibly retroactively). In addition, Nonstatutory Options or SARs with an exercise price less than the fair market value of a share of common stock on the date of grant or Nonstatutory Options or SARs that are based on shares of common stock that are not deemed to be service recipient stock for the Participant could be subject to additional taxes unless such Nonstatutory Options or SARs are designed to comply with certain restrictions set forth in the Nonqualified Deferred Compensation Rules, and Participants should consult with their legal counsel before determining for themselves whether a transaction relating to a Nonstatutory Option or a SAR complies with the conditions specified in the Nonqualified Deferred Compensation Rules. The tax treatment of Participants in the LTIP may vary depending on the particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign jurisdiction, or U.S. state or local tax consequences in this section.

Tax Consequences to Participants

Options and SARs. Participants will not realize taxable income upon the grant of a Nonstatutory Option or an SAR. Upon the exercise of a Nonstatutory Option or SAR, a Participant will recognize ordinary compensation income (subject to withholding) in an amount equal to the excess of (i) the amount of cash and the fair market value of the shares of common stock received, over (ii) the exercise price (if any) paid therefor. A Participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a SAR or pursuant to the cash exercise of a Nonstatutory Option, that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “—Tax Consequences to the Company” below, the Company or its affiliate (as applicable) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Participants eligible to receive an ISO will not recognize taxable income on the grant of an ISO. Upon the exercise of an ISO, a Participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the ISO (“ISO Stock”) over the exercise price will increase the alternative minimum taxable income of the Participant, which may cause such Participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an ISO would be allowed as a credit against the Participant’s regular tax liability in a later year to the extent the Participant’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of ISO Stock that has been held for the requisite holding period (generally, at least two years from the date of grant and one year from the date of exercise of the ISO), a Participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the Participant for the ISO Stock. However, if a Participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the Participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the ISO (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the Participant for such ISO Stock. A Participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

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Generally, the Company will not be entitled to any federal income tax deduction upon the grant or exercise of an ISO, unless a Participant makes a Disqualifying Disposition of the ISO Stock. If a Participant makes a Disqualifying Disposition, the Company will then, subject to the discussion below under “—Tax Consequences to the Company,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a Participant under the rules described in the preceding paragraph.

Under current rulings, if a Participant transfers previously held shares of common stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a Nonstatutory Option or ISO, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the Nonstatutory Option or ISO exercise price (although a Participant would still recognize ordinary compensation income upon exercise of an Nonstatutory Option in the manner described above). Moreover, that number of shares of common stock received upon exercise which equals the number of shares of previously held shares of common stock surrendered therefor in satisfaction of the Nonstatutory Option or ISO exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the Nonstatutory Option or ISO exercise price. Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Participant, plus the amount of compensation income recognized by the Participant under the rules described above. If a reload option is issued in connection with a Participant’s transfer of previously held Stock in full or partial satisfaction of the exercise price of an ISO or Nonstatutory Option, the tax consequences of the reload option will be as provided above for an ISO or Nonstatutory Option, depending on whether the reload option itself is an ISO or Nonstatutory Option.

The LTIP allows the Committee to permit the transfer of Awards in limited circumstances. See “—Other Provisions - Transferability of Awards.” For income and gift tax purposes, certain transfers of Nonstatutory Options and SARs generally should be treated as completed gifts, subject to gift taxation.

The Internal Revenue Service (the “IRS”) has not provided formal guidance on the income tax consequences of a transfer of Nonstatutory Options (other than in the context of divorce) or SARs. However, the IRS has informally indicated that after a transfer of stock options (other than in the context of divorce pursuant to a domestic relations order), the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the stock options. If Nonstatutory Options are transferred pursuant to a domestic relations order, the transferee will recognize ordinary income upon exercise by the transferee, which will be subject to withholding, and FICA/FUTA taxes (attributable to and reported with respect to the transferor) will be collectible from the transferee at such time.

In addition, if a Participant transfers a vested Nonstatutory Option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the Nonstatutory Option at the time of the gift. The value of the Nonstatutory Option may be affected by several factors, including the difference between the exercise price and the fair market value of a share of common stock, the potential for future appreciation or depreciation of a share of common stock, the time period of the Nonstatutory Option and the illiquidity of the Nonstatutory Option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion of $18,000 per person (the amount is current for the 2024 year, but may change in future tax years), (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deduction rules. The gifted Nonstatutory Option will not be included in the Participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.

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This favorable tax treatment for vested Nonstatutory Options has not been extended to unvested Nonstatutory Options. Whether such consequences apply to unvested Nonstatutory Options is uncertain and the gift tax implications of such a transfer is a risk the transferor will bear upon such a disposition. The IRS has not specifically addressed the tax consequences of a transfer of SARs.

Restricted Stock; RSUs; Stock Awards; Cash Awards. A Participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the Participant to draw upon. A Participant will not have taxable income at the time of grant of an Award of RSUs, but rather, will generally recognize ordinary compensation income at the time he or she receives cash or Stock in settlement of the RSUs in an amount equal to the cash or the fair market value of the shares of common stock received. In general, a Participant will recognize ordinary compensation income as a result of the receipt of shares of common stock pursuant to a Restricted Stock or Stock Award in an amount equal to the fair market value of the common stock when such common stock is received; provided, that, if the common stock is not transferable and is subject to a substantial risk of forfeiture when received, a Participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock (i) when the common stock first becomes transferable or is no longer subject to a substantial risk of forfeiture, in cases where a Participant does not make a valid election under Section 83(b) of the Code or (ii) when the common stock is received, in cases where a Participant makes a valid election under Section 83(b) of the Code.

A Participant will be subject to withholding for federal, and generally for state and local, income taxes at the time he or she recognizes income under the rules described above with respect to shares of common stock or cash received. Dividends that are received by a Participant prior to the time that the common stock is taxed to the Participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis in the common stock received by a Participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the Participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse.

Subject to the discussion immediately below, the Company or its affiliate (as applicable) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Tax Consequences to the Company

Reasonable Compensation. In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Golden Parachute Payments. The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the LTIP could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Compensation of Covered Employees. The ability of the Company (or its subsidiary) to obtain a deduction for amounts paid under the LTIP could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1,000,000.

New Plan Benefits

Because Awards granted under the LTIP are at the discretion of the Committee, it is not possible to determine the benefits or amounts that will be received by or allocated to participants. Therefore, the New Plan Benefits Table is not provided. For information regarding the outstanding awards that have been granted, please see “Executive Compensation—Outstanding Equity Awards at Fiscal Year End.”

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Registration with the SEC

The 7,500,000 shares reserved for issuance under the LTIP, once approved by our stockholders pursuant to this proposal, shall be covered by the registration statement on Form S-8 filed on April 23, 2024 pursuant to the Securities Act.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2023.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	$—	—
Equity compensation plans not approved by security holders(1)	547,574	—	677,426
Total	547,574	—	677,426

(1) In connection with the Merger and pursuant to the Merger Agreement, prior to the Effective Time, the Board assumed Prairie LLC’s Long Term Incentive Plan, and immediately following the Effective Time, adopted the Amended and Restated Prairie Operating Co. Long-Term Incentive Plan, which was an amendment and restatement of Prairie LLC’s Long Term Incentive Plan (the “A&R LTIP”).

(2) The subject securities are not included in the weighted-average exercise price column as they are issuable for no consideration.

Consequences of Failing to Approve the Proposal

The LTIP will not allow for the issuance of shares of common stock unless approved by our stockholders. If the LTIP is not approved by stockholders at the Annual Meeting, the Company will be limited in its ability to make long-term equity incentive awards to its employees and directors because Nasdaq rules require stockholder approval to issue shares of common stock, and the Company may have to provide compensation through other means, including in the form of cash awards, in order to attract and retain qualified personnel.

Vote Required

Approval of the LTIP requires the affirmative vote (“FOR”) of the majority of the voting power of the shares of common stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions are considered to be “present” and “entitled to vote” at the Annual Meeting, and as a result, abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE LTIP.

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ITEM THREE: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ham, Langston & Brezina, L.L.P. (“HL&B”) as the independent registered public accounting firm of the Company for the year ending December 31, 2024. HL&B has audited the Company’s and its predecessor’s financial statements since 2023. The audit of the Company’s annual consolidated financial statements for the year ended December 31, 2023 was completed by HL&B on March 18, 2024.

The Board is submitting the selection of HL&B for ratification at the Annual Meeting. The submission of this matter for ratification by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of HL&B, the Audit Committee will reconsider, but will not be required to rescind, the selection of that firm as the Company’s independent registered public accounting firm. Representatives of HL&B are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Audit Committee has the authority and responsibility to retain, evaluate and replace the Company’s independent registered public accounting firm. The stockholders’ ratification of the appointment of HL&B does not limit the authority of the Audit Committee to change the Company’s independent registered public accounting firm at any time.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the voting power of the shares of common stock present at the Annual Meeting, in person or by proxy, and entitled to vote on this proposal.

Abstentions with respect to this proposal considered to be “present” and “entitled to vote” and, therefore, will have the same effect as a vote against of this proposal.

The Company does not expect any broker non-votes with respect to this proposal, as it is considered a routine matter.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF HL&B AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2024.

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AUDIT MATTERS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

Audit Services

As disclosed in the Company’s Form 8-K filed with the SEC on June 1, 2023 (“Auditor 8-K”), on May 30, 2023 the Audit Committee approved the engagement of HL&B as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. As further described in the Auditor 8-K, the Company’s former independent registered public accounting firm, MaughanSullivan LLC (“MaughanSullivan”), ceased providing services to the Company as of April 1, 2023 and subsequently notified the Company of its withdrawal as an independent registered public accounting firm. Such notice was deemed by the Audit Committee and the Board as a decision by MaughanSullivan to resign from its role as the Company’s independent registered public accounting firm. Neither the Audit Committee nor the Board took part in MaughanSullivan’s decision to resign. MaughanSullivan had served as the Company’s independent registered public accounting firm since 2017. The reports of MaughanSullivan on the consolidated financial statements of the Company for each of the fiscal years ended December 31, 2022 and December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the fiscal year ended December 31, 2022 contained an explanatory paragraph regarding the existence of substantial doubt about the Company’s ability to continue as a going concern. During the Company’s fiscal years ended December 31, 2022 and December 31, 2021, and during the subsequent interim period of January 1, 2023 through March 31, 2023, (i) the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with MaughanSullivan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MaughanSullivan’s satisfaction, would have caused MaughanSullivan to make reference thereto in its reports on the Company’s financial statements, and (ii) there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company provided MaughanSullivan with a copy of the disclosures required by Item 304 of Regulation S-K and requested that MaughanSullivan furnish the Company with a letter addressed to the SEC stating whether MaughanSullivan agreed with the statements made by the Company in its Auditor 8-K and, if not, stating the respects in which it did not agree. A copy of MaughanSullivan’s letter, dated June 1, 2023, is filed as Exhibit 16.1 to the Auditor 8-K.

Audit Committee Report

The Audit Committee operates under a written charter that has been adopted by the Board, a copy of which is available on our website at www.prairieopco.com. Pursuant to its charter, the Audit Committee’s principal functions include the duty to: (i) oversee the accounting and financial reporting processes of the and audits of the Company’s financial statements; (ii) assist the Board in fulfilling its oversight responsibilities regarding the (A) integrity of the Company’s financial statements, (B) Company’s compliance with legal and regulatory requirements, (C) qualifications, independence and performance of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and (D) effectiveness and performance of the Company’s internal audit function; (iii) annually, prepare an Audit Committee Report and publish the report in the Company’s proxy statement for its annual meetings of stockholders, in accordance with applicable rules and regulations; (iv) review, evaluate and/or act upon any conflicts of interests that may arise as between the rights and obligations of any director or executive officer on the one hand, and the rights and obligations of the Company and any of its subsidiaries, on the other hand; and (v) perform other such functions as the Board may assign to the Committee from time to time.

While the Audit Committee has the responsibilities and powers set forth in its charter, and the Company’s management and the independent registered public accounting firm are accountable to the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

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In performing its oversight role, the Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight and the SEC. The Audit Committee has received the written disclosures and the written statement from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also considered whether the provision of non-audit services by the independent registered public accounting firm to the Company is compatible with maintaining the independent registered public accounting firm’s independence and has discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions described in this Audit Committee Report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to herein and in its charter, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended December 31, 2023 be included in the Form 10-K, which was filed with the SEC on March 20, 2024. The Audit Committee also selected HL&B as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by the Company’s management and independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that (i) the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, (ii) the Company’s financial statements are presented in accordance with generally accepted accounting principles, or (iii) HL&B is in fact independent.

Members of the Audit Committee:

Erik Thoresen (Chairman)

Stephen Lee

Gizman I. Abbas

Audit and Other Fees

The table below sets forth the aggregate fees and expenses billed by HL&B, the Company’s independent registered public accounting firm, for the last two fiscal years to the Company:

	For the Years Ended December 31,
	2023	2022
Audit Fees	159,000	37,756
Audit Related Fees	47,800	—
Tax Fees	—	8,000
All Other Fees	—	—
Total	$206,800	$45,736

The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining HL&B’s independence and has concluded that it is consistent.

The Audit Committee has the sole authority to appoint or replace the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The Audit Committee is responsible for the engagement of the independent auditor to provide permissible non-audit services, which require pre-approval by the Audit Committee (other than with respect to de minimis exceptions described in the rules of the Nasdaq or the SEC that are approved by the Audit Committee). The Audit Committee ensures that approval of non-audit services by the independent auditor are disclosed to investors in periodic reports filed with the SEC.

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ITEM FOUR: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and as a matter of good corporate governance, we are seeking the advisory, non-binding approval of our stockholders with respect to the compensation paid to our Named Executive Officers as disclosed in this Proxy Statement.

Our executive compensation programs are designed to align our Named Executive Officers’ interests with those of our stockholders, promote the achievement of our financial, strategic and operating objectives, attract and retain top talent, and prioritize a strong, ethical corporate culture. We seek to motivate and reward our Named Executive Officers for achievement of positive business results and to promote and enforce accountability. Our Board and our Compensation Committee believe that our commitment to these responsible compensation practices justifies a vote by stockholders “FOR” the resolution approving the compensation of our Named Executive Officers as disclosed in this Proxy Statement. We value input from our stockholders, and we will regularly consider investor feedback in evaluating our executive compensation programs.

This proposal gives you, as a stockholder, the opportunity to express your views on the compensation of our Named Executive Officers as disclosed in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking our stockholders to approve the following resolution:

“RESOLVED, that the compensation paid to our Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC that apply to smaller reporting companies, including the compensation tables and related narrative discussion included in this Proxy Statement, is hereby APPROVED.”

Vote Required

We encourage you to carefully review the “Executive Compensation” section of this Proxy Statement for a detailed discussion of the Company’s executive compensation program.

You may vote for or against this resolution, or you may abstain. Approval of this resolution requires the affirmative vote (“FOR”) of the majority of the voting power of the shares of common stock present at the Annual Meeting, in person or by proxy and entitled to vote thereon. Abstentions are considered to be “present” and “entitled to vote” at the Annual Meeting, and as a result, abstentions will have the same effect as a vote against this resolution. Broker non-votes will have no effect on the outcome of this resolution.

As this is an advisory vote, the result is not likely to impact previously granted compensation, although our Board and Compensation Committee will consider the outcome of the vote, along with other relevant factors, when evaluating our compensation practices going forward.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

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ITEM FIVE: ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act, and Section 14A of the Exchange Act promulgated thereunder, provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, as to their preference on how frequently we should seek future advisory votes on our Named Executive Officers’ compensation. Accordingly, we are asking our stockholders to indicate whether they would prefer an advisory vote on the compensation of our Named Executive Officers to occur every one, two or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

After careful consideration of this Item 5, our Board has determined that a non-binding advisory vote on the compensation of our Named Executive Officers that occurs every three years is the most appropriate alternative for the Company, and therefore recommends that you support a frequency period of every three years for the advisory vote on the compensation of our Named Executive Officers.

Setting a three-year period for holding this stockholder vote will enhance stockholder communication by providing a clear, simple means for us to obtain information on investor sentiment about our executive compensation philosophy. A non-binding advisory vote once every three years will be the most effective timeframe for the Company to respond to stockholders’ feedback by providing it with sufficient time to engage with stockholders to understand and respond to the vote results and to implement changes based upon those results. We also believe a vote every three years is preferable to a vote every year or every two years, which might hinder the long-term focus of the Company’s compensation plans or overburden investors. The Company’s executive compensation programs are based on its long-term business strategy, which the Company believes is most appropriately assessed over at least a three-year timeframe.

Vote Required

This proposal requires the affirmative vote of the majority of the voting power of the shares of common stock at the Annual Meeting, present in person or by proxy, and entitled to vote thereon. You may vote “ONE,” “TWO,” “THREE” or “ABSTAIN.” Abstentions are considered to be “present” and “entitled to vote” at the Annual Meeting, and as a result, abstentions will have the same effect as a vote against each of the proposed frequencies. Broker non-votes will have no effect on the outcome of this proposal.

Although the vote on the frequency of advisory votes on the compensation of our Named Executive Officers is non-binding, our Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. Our Board may decide now or in the future that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation on a different frequency than the frequency receiving the most votes cast by our stockholders.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR “THREE YEARS” ON THE ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDERS VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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ITEM SIX: OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote the proxy in their discretion as they may deem appropriate, unless the proxy directs otherwise.

ADDITIONAL INFORMATION

Stockholder Proposals; Director Nominations

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, shareholder proposals intended for inclusion in our 2025 proxy statement and acted upon at our 2025 Annual Meeting must be received by us at our executive offices no less than 120 calendar days before the anniversary date of the proxy statement for the prior year’s Annual Meeting was made available to shareholders (i.e., December 26, 2024) to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Under the Company’s Amended and Restated Bylaws, shareholder proposals intended to be presented at the 2025 Annual Meeting must be received by the Company no earlier than 120 days and no later than 90 days before the anniversary of the prior year’s Annual Meeting (i.e., no earlier than February 5, 2025 and no later than March 7, 2025) to be properly brought before the 2025 Annual Meeting. Such proposals should be mailed to Daniel T. Sweeney, Executive Vice President, General Counsel and Corporate Secretary, at our principal executive offices, 602 Sawyer Street, Suite 710, Houston, Texas 77007.

Nominations of directors by shareholders must be received in writing by the Secretary at the principal executive offices of the Company at 602 Sawyer Street, Suite 710, Houston, Texas 77007 no earlier than 120 days and no later than 90 days before the anniversary of the prior year’s Annual Meeting (i.e., no earlier than February 5, 2025 and no later than March 7, 2025) to be properly nominated before the 2025 Annual Meeting.

Proxy Materials, Annual Report and Other Information

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 5, 2024:

THE notice of availability will be sent TO STOCKHOLDERS ON OR ABOUT APRIL 26, 2024. A COPY OF THE PROXY STATEMENT, THE FORM OF PROXY AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2023 ARE AVAILABLE FREE OF CHARGE AT WWW.PRAIRIEOPCO.COM IN THE “INVESTOR RELATIONS” SECTION.

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Annex A

2024 Amended & Restated

PRAIRIE OPERATING CO.

LONG-TERM INCENTIVE PLAN

Effective as of June 5, 2024

1. Purpose. The purpose of the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan (the “Plan”) is to provide a means through which: (a) Prairie Operating Co., a Delaware corporation (the “Company”), and the Affiliates may attract, retain and motivate qualified persons as employees, directors, consultants, and other individual service providers, thereby enhancing the profitable growth of the Company and the Affiliates; and (b) persons upon whom the responsibilities of the successful administration and management of the Company and the Affiliates rest, and whose present and potential contributions to the Company and the Affiliates are of importance, can acquire and maintain stock ownership or awards, the value of which may be tied to the performance of the Company, thereby strengthening their concern for the Company and the Affiliates. Accordingly, the Plan provides for the grant of Options, SARs, Restricted Stock, Restricted Stock Units, Stock Awards, Dividend Equivalents, Other Stock-Based Awards, Cash Awards, Substitute Awards, or any combination of the foregoing, as determined by the Committee in its sole discretion.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means, with respect to any person or entity, any corporation, partnership, limited liability company, limited liability partnership, association, trust or other organization that, directly or indirectly, controls, is controlled by, or is under common control with, such person or entity. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities, by contract, or otherwise.

(b) “ASC Topic 718” means the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, as amended or any successor accounting standard.

(c) “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Stock Award, Dividend Equivalent, Other Stock-Based Award, Cash Award, or Substitute Award, together with any other right or interest, granted under the Plan.

(d) “Award Agreement” means any written instrument (including any employment, severance or change in control agreement) that sets forth the terms, conditions, restrictions and/or limitations applicable to an Award, in addition to those set forth under the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Cash Award” means an Award denominated in cash granted under Section 6(i).

(g) “Change in Control” means, except as otherwise provided in an Award Agreement, the occurrence of any of the following events after the Effective Date:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (x) the then-outstanding shares of Stock (the “Outstanding Stock”) or (y) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this clause (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company or its subsidiaries, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or (D) any acquisition by any entity pursuant to a transaction that complies with clauses (A), (B) and (C) of clause (iii) below;

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(ii) The individuals constituting the Board on the Effective Date (the “Incumbent Directors”) cease for any reason (other than death or disability) to constitute at least majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election, by the Company’s stockholders was approved by a vote of at least two-thirds of the Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) will be considered as though such individual were an Incumbent Director, but excluding, for purposes of this proviso, any such individual whose initial assumption of office occurs as a result of an actual or threatened proxy contest with respect to election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as used in Section 13(d) of the Exchange Act), in each case, other than the Board, which individual, for the avoidance of doubt, shall not be deemed to be an Incumbent Director for purposes of this definition, regardless of whether such individual was approved by a vote of at least two-thirds of the Incumbent Directors;

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (A) the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination represent or are converted into or exchanged for securities which represent or are convertible into more than 50% of, respectively, the then-outstanding shares of common stock or common equity interests and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors or other governing body, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (B) no individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), excluding the Company, its subsidiaries and any employee benefit plan (or related trust) sponsored or maintained by the Company or the entity resulting from such Business Combination (or any entity controlled by either the Company or the entity resulting from such Business Combination), beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock or common equity interests of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors or other governing body of such entity except to the extent that such ownership results solely from direct or indirect ownership of the Company that existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors or similar governing body of the entity resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding any provision of this Section 2(g), for purposes of an Award that provides for a deferral of compensation under the Nonqualified Deferred Compensation Rules, to the extent the impact of a Change in Control on such Award would subject a Participant to additional taxes under the Nonqualified Deferred Compensation Rules, a Change in Control described in subsection (i), (ii), (iii) or (iv) above with respect to such Award will mean both a Change in Control and a “change in the ownership of a corporation,” “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets” within the meaning of the Nonqualified Deferred Compensation Rules as applied to the Company.

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(h) “Change in Control Price” means the amount determined in the following clause (i), (ii), (iii), (iv) or (v), whichever the Committee determines is applicable, as follows: (i) the price per share offered to holders of Stock in any merger or consolidation, (ii) the per share Fair Market Value of the Stock immediately before the Change in Control or other event without regard to assets sold in the Change in Control or other event and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of Stock in any tender offer or exchange offer whereby a Change in Control or other event takes place, or (v) if such Change in Control or other event occurs other than pursuant to a transaction described in clauses (i), (ii), (iii), or (iv) of this Section 2(h), the value per share of the Stock that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 2(h) or in Section 8(d) consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash and such determination shall be binding on all affected Participants to the extent applicable to Awards held by such Participants.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.

(j) “Committee” means the Compensation Committee of the Board or such other committee of two or more directors designated, and appointed by, the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more Qualified Members.

(k) “Dividend Equivalent” means a right, granted to an Eligible Person under Section 6(g), to receive cash, Stock, other Awards, or other property equal in value to dividends or distributions paid with respect to a specified number of shares of Stock, or other periodic payments.

(l) “Effective Date” means June 5, 2024, the date on which this amendment and restatement is approved by the Company’s stockholders.

(m) “Eligible Person” means any individual who, as of the date of grant of an Award, is an officer or employee of the Company or of any Affiliate, and any other person who provides services to the Company or any Affiliate, including directors of the Company; provided, however, that, any such individual must be an “employee” of the Company or any of its parents or subsidiaries within the meaning of General Instruction A.1(a) to Form S-8 if such individual is granted an Award that may be settled in equity securities of the Company that are required to be registered securities. An employee on leave of absence may be an Eligible Person.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the guidance, rules and regulations promulgated thereunder and successor provisions, guidance, rules, and regulations thereto.

(o) “Fair Market Value” of a share of Stock means, as of any specified date, (i) if the Stock is listed on a national securities exchange, the closing sales price of the Stock, as reported on the stock exchange composite tape on that date (or if no sales occur on such date, on the last preceding date on which such sales of the Stock are so reported); (ii) if the Stock is not traded on a national securities exchange but is traded over the counter on such date, the average between the reported high and low bid and asked prices of Stock on the most recent date on which Stock was publicly traded on or preceding the specified date; or (iii) in the event Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate, including the Nonqualified Deferred Compensation Rules. Notwithstanding this definition of Fair Market Value, with respect to one or more Award types, or for any other purpose for which the Committee must determine the Fair Market Value under the Plan, the Committee may elect to choose a different measurement date or methodology for determining Fair Market Value so long as the determination is consistent with the Nonqualified Deferred Compensation Rules and all other applicable laws and regulations.

(p) “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

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(q) “Nonqualified Deferred Compensation Rules” means the limitations and requirements of Section 409A of the Code, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.

(r) “Nonstatutory Option” means an Option that is not an ISO.

(s) “Option” means a right, granted to an Eligible Person under Section 6(b), to purchase Stock at a specified price during specified time periods, which may either be an ISO or a Nonstatutory Option.

(t) “Other Stock-Based Award” means an Award granted to an Eligible Person under Section 6(h).

(u) “Participant” means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.

(v) “Qualified Member” means a member of the Board who is (i) a “non-employee director” within the meaning of Rule 16b-3(b)(3), and (ii) “independent” under the listing standards or rules of the securities exchange upon which the Stock is traded, but only to the extent such independence is required in order to take the action at issue pursuant to such standards or rules.

(w) “Restricted Stock” means Stock granted to an Eligible Person under Section 6(d) that are subject to certain restrictions and to a risk of forfeiture.

(x) “Restricted Stock Unit” means a right, granted to an Eligible Person under Section 6(e), to receive Stock, cash or a combination thereof at the end of a specified period (which may or may not be coterminous with the vesting schedule of the Award).

(y) “Rule 16b-3” means Rule 16b-3, promulgated by the SEC under Section 16 of the Exchange Act.

(z) “SAR” means a stock appreciation right granted to an Eligible Person under Section 6(c).

(aa) “SEC” means the Securities and Exchange Commission.

(bb) “Securities Act” means the Securities Act of 1933, as amended from time to time, including the guidance, rules and regulations promulgated thereunder and successor provisions, guidance, rules and regulations thereto.

(cc) “Stock” means the Company’s Common Stock, par value $0.01 per share, and such other securities as may be substituted (or re-substituted) for Stock pursuant to Section 8.

(dd) “Stock Award” means unrestricted shares of Stock granted to an Eligible Person under Section 6(f).

(ee) “Substitute Award” means an Award granted under Section 6(j).

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan, Rule 16b-3 and other applicable laws, the Committee shall have the authority, in its sole and absolute discretion, to:

(i) designate Eligible Persons as Participants;

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(ii) determine the type or types of Awards to be granted to an Eligible Person;

(iii) determine the number of shares of Stock or the amount of cash to be covered by Awards;

(iv) determine the terms and conditions of any Award, including whether, to what extent and under what circumstances Awards may be vested, settled, exercised, cancelled or forfeited (including conditions based on continued employment or service requirements or the achievement of one or more performance goals);

(v) modify, waive or adjust any term or condition of an Award that has been granted, which may include the acceleration of vesting, waiver of forfeiture restrictions, modification of the form of settlement of the Award (for example, from cash to Stock or vice versa), early termination of a performance period, or modification of any other condition or limitation regarding an Award;

(vi) determine the treatment of an Award upon a termination of employment or other service relationship;

(vii) impose a holding period with respect to an Award or the shares of Stock received in connection with an Award;

(viii) interpret and administer the Plan and any Award Agreement;

(ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement; and

(x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, Affiliates, stockholders, Participants, beneficiaries, and permitted transferees under Section 7(a) or other persons claiming rights from or through a Participant. The Committee’s determinations need not be uniform with respect to Participants, and need not apply consistently across Awards.

(b) Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to an Eligible Person who is then subject to Section 16 of the Exchange Act in respect of the Company where such action is not taken by the full Board may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. For the avoidance of doubt, the full Board may take any action relating to an Award granted or to be granted to an Eligible Person who is then subject to Section 16 of the Exchange Act in respect of the Company.

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(c) Delegation of Authority. The Committee may delegate any or all of its powers and duties under the Plan to a subcommittee of directors or to any officer of the Company, including the power to perform administrative functions and grant Awards; provided, that such delegation does not (i) violate state or corporate law, or (ii) result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. Upon any such delegation, all references in the Plan to the “Committee,” other than in Section 8, shall be deemed to include any subcommittee or officer of the Company to whom such powers have been delegated by the Committee. Any such delegation shall not limit the right of such subcommittee members or such an officer to receive Awards; provided, however, that such subcommittee members and any such officer may not grant Awards to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate, or take any action with respect to any Award previously granted to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate. The Committee may also appoint agents who are not executive officers of the Company or members of the Board to assist in administering the Plan, provided, however, that such individuals may not be delegated the authority to grant or modify any Awards that will, or may, be settled in Stock.

(d) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or any Affiliate, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or any Affiliate acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

(e) Participants in Non-U.S. Jurisdictions. Notwithstanding any provision of the Plan to the contrary, to comply with applicable laws in countries other than the United States in which the Company or any Affiliate operates or has employees, directors or other service providers from time to time, or to ensure that the Company complies with any applicable requirements of foreign securities exchanges, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which of the Affiliates shall be covered by the Plan; (ii) determine which Eligible Persons outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Persons outside the United States to comply with applicable foreign laws or listing requirements of any foreign exchange; (iv) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the Plan as appendices), provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Section 4(a); and (v) take any action, before or after an Award is granted, that it deems advisable to comply with any applicable governmental regulatory exemptions or approval or listing requirements of any such foreign securities exchange. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

4. Stock Subject to the Plan.

(a) Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with Section 8, 7,500,000 shares of Stock are reserved and available for delivery with respect to Awards, and such total shall be available for the issuance of shares upon the exercise of ISOs. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or Substitute Awards), and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(b) Availability of Shares Not Delivered under Awards. If all or any portion of an Award expires or is cancelled, forfeited, exchanged, settled in cash or otherwise terminated, or receives the functional equivalent of any of the preceding actions, the shares of Stock subject to such Award (including (i) shares forfeited with respect to Restricted Stock, and (ii) the number of shares withheld or surrendered to the Company in payment of any exercise or purchase of an Award or taxes relating to Awards) shall not be considered “delivered” under the Plan, shall be available for delivery with respect to Awards, and shall no longer be considered issuable or related to outstanding Awards for purposes of this Section 4(b). If an Award may be settled only in cash, such Award need not be counted against any share limit under this Section 4.

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(c) Shares Available Following Certain Transactions. Substitute Awards granted in accordance with applicable stock exchange requirements and in substitution or exchange for awards previously granted by a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines shall not reduce the shares authorized for issuance under the Plan or the limitations on grants to non-employee members of the Board under Section 5(b), nor shall shares subject to such Substitute Awards be added to the shares available for issuance under the Plan as provided above (whether or not such Substitute Awards are later cancelled, forfeited or otherwise terminated).

(d) Stock Offered. The shares of Stock to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market.

5. Eligibility; Award Limitations for Non-Employee Members of the Board.

(a) Awards may be granted under the Plan only to Eligible Persons.

(b) In each calendar year during any part of which the Plan is in effect, a non-employee member of the Board may not be granted Awards for such individual’s service on the Board having a value (determined, if applicable, pursuant to ASC Topic 718) on the date of grant in excess of $750,000; provided, that for any calendar year in which a non-employee member of the Board (i) first commences service on the Board, (ii) serves on a special committee of the Board, or (iii) serves as lead director or chairman of the Board, additional Awards may be granted to such non-employee member of the Board in excess of such limit; provided, further, that the limit set forth in this Section 5(b) shall be applied without regard to (A) cash fees paid to a non-employee member of the Board during such calendar year (or grants of Awards, if any, made to a non-employee member of the Board in lieu of all or any portion of such cash fees) or (B) grants of Awards, if any, made to a non-employee member of the Board during any period in which such individual was an employee of the Company or any Affiliate or was otherwise providing services to the Company or to any Affiliate other than in the capacity as a director of the Company.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with any other Award. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(n)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including subjecting such awards to service- or performance-based vesting conditions. Without limiting the scope of the preceding sentence, with respect to any performance-based conditions, (i) the Committee may use one or more business criteria or other measures of performance as it may deem appropriate in establishing any performance goals applicable to an Award, (ii) any such performance goals may relate to the performance of the Participant, the Company (on a consolidated basis), or to specified subsidiaries, business or geographical units or operating areas of the Company, (iii) the performance period or periods over which performance goals will be measured shall be established by the Committee, and (iv) any such performance goals and performance periods may differ among Awards granted to any one Participant or to different Participants. Except as otherwise provided in an Award Agreement, the Committee may exercise its discretion to reduce or increase the amounts payable under any Award.

(b) Options. The Committee is authorized to grant Options, which may be designated as either ISOs or Nonstatutory Options, to Eligible Persons on the following terms and conditions:

(i) Exercise Price. Each Award Agreement evidencing an Option shall state the exercise price per share of Stock (the “Exercise Price”), as established by the Committee; provided, however, that except as provided in Section 6(j) or in Section 8, the Exercise Price of an Option shall not be less than the greater of (A) the par value per share of Stock or (B) 100% of the Fair Market Value per share of Stock as of the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, 110% of the Fair Market Value per share of Stock on the date of grant). Notwithstanding the foregoing, the Exercise Price of a Nonstatutory Option may be less than 100% of the Fair Market Value per share of Stock as of the date of grant of the Option if the Option (1) does not provide for a deferral of compensation by reason of satisfying the short-term deferral exception set forth in the Nonqualified Deferred Compensation Rules or (2) provides for a deferral of compensation and is compliant with the Nonqualified Deferred Compensation Rules.

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(ii) Time and Method of Exercise; Other Terms. The Committee shall determine the methods by which the Exercise Price may be paid or deemed to be paid, the form of such payment, including cash or cash equivalents, Stock (including previously owned shares or through a cashless exercise, i.e., “net settlement”, a broker-assisted exercise, or other reduction of the amount of shares otherwise issuable pursuant to the Option), other Awards or awards granted under other plans of the Company or any Affiliate, other property, or any other legal consideration the Committee deems appropriate (including notes or other contractual obligations of Participants to make payment on a deferred basis), the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including the delivery of Restricted Stock subject to Section 6(d), and any other terms and conditions of any Option. In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued based on the Stock’s Fair Market Value as of the date of exercise. No Option may be exercisable for a period of more than ten years following the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, for a period of more than five years following the date of grant of the ISO).

(iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. ISOs may only be granted to Eligible Persons who are employees of the Company or employees of a parent or any subsidiary corporation of the Company. Except as otherwise provided in Section 8, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless notice has been provided to the Participant that such change will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of the Plan or the approval of the Plan by the Company’s stockholders. Notwithstanding the foregoing, to the extent that the aggregate Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) subject to any other incentive stock options of the Company or a parent or subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) that are exercisable for the first time by a Participant during any calendar year exceeds $100,000, or such other amount as may be prescribed under Section 422 of the Code, such excess shall be treated as Nonstatutory Options in accordance with the Code. As used in the previous sentence, Fair Market Value shall be determined as of the date the ISO is granted. If a Participant shall make any disposition of shares of Stock issued pursuant to an ISO under the circumstances described in Section 421(b) of the Code (relating to disqualifying dispositions), the Participant shall notify the Company of such disposition within the time provided to do so in the applicable award agreement.

(c) SARs. The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:

(i) Right to Payment. An SAR is a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.

(ii) Grant Price. Each Award Agreement evidencing an SAR shall state the grant price per share of Stock established by the Committee; provided, however, that except as provided in Section 6(j) or in Section 8, the grant price per share of Stock subject to an SAR shall not be less than the greater of (A) the par value per share of Stock or (B) 100% of the Fair Market Value per share of Stock as of the date of grant of the SAR. Notwithstanding the foregoing, the grant price of an SAR may be less than 100% of the Fair Market Value per share of Stock subject to an SAR as of the date of grant of the SAR if the SAR (1) does not provide for a deferral of compensation by reason of satisfying the short-term deferral exception set forth in the Nonqualified Deferred Compensation Rules or (2) provides for a deferral of compensation and is compliant with the Nonqualified Deferred Compensation Rules.

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(iii) Method of Exercise and Settlement; Other Terms. The Committee shall determine the form of consideration payable upon settlement, the method by or forms in which Stock (if any) will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any SAR. SARs may be either free-standing or granted in tandem with other Awards. No SAR may be exercisable for a period of more than ten years following the date of grant of the SAR.

(iv) Rights Related to Options. An SAR granted in connection with an Option shall entitle a Participant, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount determined by multiplying (A) the difference obtained by subtracting the Exercise Price with respect to a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the SAR, by (B) the number of shares as to which that SAR has been exercised. The Option shall then cease to be exercisable to the extent surrendered. SARs granted in connection with an Option shall be subject to the terms and conditions of the Award Agreement governing the Option, which shall provide that the SAR is exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferrable.

(d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:

(i) Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose. Except as provided in Section 7(a)(iii) and Section 7(a)(iv), during the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hedged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may allow a Participant to elect, or may require, that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock, applied to the purchase of additional Awards or deferred without interest to the date of vesting of the associated Award of Restricted Stock. Unless otherwise determined by the Committee and specified in the applicable Award Agreement, Stock distributed in connection with a Stock split or Stock dividend, and other property (other than cash) distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e) Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Eligible Persons on the following terms and conditions:

(i) Award and Restrictions. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose.

(ii) Settlement. Settlement of vested Restricted Stock Units shall occur upon vesting or upon expiration of the deferral period specified for such Restricted Stock Units by the Committee (or, if permitted by the Committee, as elected by the Participant). Restricted Stock Units shall be settled by delivery of (A) a number of shares of Stock equal to the number of Restricted Stock Units for which settlement is due, or (B) cash in an amount equal to the Fair Market Value of the specified number of shares of Stock equal to the number of Restricted Stock Units for which settlement is due, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(f) Stock Awards. The Committee is authorized to grant Stock Awards to Eligible Persons as a bonus, as additional compensation, or in lieu of cash compensation any such Eligible Person is otherwise entitled to receive, in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate.

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(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Eligible Persons, entitling any such Eligible Person to receive cash, Stock, other Awards, or other property equal in value to dividends or other distributions paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award (other than an Award of Restricted Stock or a Stock Award). The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at a later specified date and, if distributed at a later date, may be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. With respect to Dividend Equivalents granted in connection with another Award, absent a contrary provision in the Award Agreement, such Dividend Equivalents shall be subject to the same restrictions and risk of forfeiture as the Award with respect to which the dividends accrue and shall not be paid unless and until such Award has vested and been earned.

(h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of, or the performance of, specified Affiliates. The Committee shall determine the terms and conditions of such Other Stock-Based Awards. Stock delivered pursuant to an Other-Stock Based Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Stock, other Awards, or other property, as the Committee shall determine.

(i) Cash Awards. The Committee is authorized to grant Cash Awards, on a free-standing basis or as an element of, a supplement to, or in lieu of any other Award under the Plan to Eligible Persons in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate, including for purposes of any annual or short-term incentive or other bonus program.

(j) Substitute Awards; No Repricing. Awards may be granted in substitution or exchange for any other Award granted under the Plan or under another plan of the Company or an Affiliate or any other right of an Eligible Person to receive payment from the Company or an Affiliate. Awards may also be granted under the Plan in substitution for awards held by individuals who become Eligible Persons as a result of a merger, consolidation or acquisition of another entity or the assets of another entity by or with the Company or an Affiliate. Such Substitute Awards referred to in the immediately preceding sentence that are Options or SARs may have an exercise price that is less than the Fair Market Value of a share of Stock on the date of the substitution if such substitution complies with the Nonqualified Deferred Compensation Rules, Section 424 of the Code and the guidance and regulations promulgated thereunder, if applicable, and other applicable laws and exchange rules. Except as provided in this Section 6(j) or in Section 8, without the approval of the stockholders of the Company, the terms of outstanding Awards may not be amended to (i) reduce the Exercise Price or grant price of an outstanding Option or SAR, (ii) grant a new Option, SAR or other Award in substitution for, or upon the cancellation of, any previously granted Option or SAR that has the effect of reducing the Exercise Price or grant price thereof, (iii) exchange any Option or SAR for Stock, cash or other consideration when the Exercise Price or grant price per share of Stock under such Option or SAR exceeds the Fair Market Value of a share of Stock or (iv) take any other action that would be considered a “repricing” of an Option or SAR under the applicable listing standards of the national securities exchange on which the Stock is listed (if any).

7. Certain Provisions Applicable to Awards.

(a) Limit on Transfer of Awards.

(i) Except as provided in Sections 7(a)(iii) and (iv), each Option and SAR shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution. Notwithstanding anything to the contrary in this Section 7(a), an ISO shall not be transferable other than by will or the laws of descent and distribution.

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(ii) Except as provided in Sections 7(a)(i), (iii) and (iv), no Award, other than a Stock Award, and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

(iii) To the extent specifically provided by the Committee and permitted pursuant to Form S-8 and the instructions thereto, an Award may be transferred by a Participant on such terms and conditions as the Committee may from time to time establish; provided, however, that no Award (other than a Stock Award) may be transferred to a third-party financial institution for value.

(iv) An Award may be transferred pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of a written request for such transfer and a certified copy of such order.

(b) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Affiliates upon the exercise or settlement of an Award may be made in such forms as the Committee shall determine in its discretion, including cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis (which may be required by the Committee or permitted at the election of the Participant on terms and conditions established by the Committee); provided, however, that any such deferred or installment payments will be set forth in the Award Agreement. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

(c) Evidencing Stock. The Stock or other securities of the Company delivered pursuant to an Award may be evidenced in any manner deemed appropriate by the Committee in its sole discretion, including in the form of a certificate issued in the name of the Participant or by book entry, electronic or otherwise, and shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Stock or other securities are then listed, and any applicable federal, state or other laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions. Further, if certificates representing Restricted Stock are registered in the name of the Participant, the Company may retain physical possession of the certificates and may require that the Participant deliver a stock power to the Company, endorsed in blank, related to the Restricted Stock.

(d) Consideration for Grants. Awards may be granted for such consideration, including services, as the Committee shall determine, but shall not be granted for less than the minimum lawful consideration.

(e) Additional Agreements. Each Eligible Person to whom an Award is granted under the Plan may be required to agree in writing, as a condition to the grant of such Award or otherwise, to subject an Award that is exercised or settled following such Eligible Person’s termination of employment or service to a general release of claims and/or a noncompetition or other restricted covenant agreement in favor of the Company and the Affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the Committee.

8. Subdivision or Consolidation; Recapitalization; Change in Control; Reorganization.

(a) Existence of Plans and Awards. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

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(b) Additional Issuances. Except as expressly provided herein, the issuance by the Company of shares of stock of any class, including upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock, if applicable.

(c) Subdivision or Consolidation of Shares. The terms of an Award and the share limitations under the Plan shall be subject to adjustment by the Committee from time to time, in accordance with the following provisions:

(i) If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock or in the event the Company distributes an extraordinary cash dividend, then, as appropriate (A) the maximum number of shares of Stock available for delivery with respect to Awards and applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then-outstanding Award shall be increased proportionately, and (C) the price (including the Exercise Price or grant price) for each share of Stock (or other kind of shares or securities) subject to then-outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions; provided, however, that in the case of an extraordinary cash dividend that is not an Adjustment Event, the adjustment to the number of shares of Stock and the Exercise Price or grant price, as applicable, with respect to an outstanding Option or SAR may be made in such other manner as the Committee may determine that is permitted pursuant to applicable tax and other laws, rules and regulations. Notwithstanding the foregoing, Awards that already have a right to receive extraordinary cash dividends as a result of Dividend Equivalents or other dividend rights will not be adjusted as a result of an extraordinary cash dividend.

(ii) If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, by reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, then, except as otherwise provided in an Award Agreement or as otherwise determined to be appropriate by the Committee, the following shall occur, as appropriate (A) the maximum number of shares of Stock available for delivery with respect to Awards and applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then-outstanding Award shall be decreased proportionately, and (C) the price (including the Exercise Price or grant price) for each share of Stock (or other kind of shares or securities) subject to then-outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(d) Recapitalization. In the event of any change in the capital structure or business of the Company or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of ASC Topic 718 and, in each case, that would result in an additional compensation expense to the Company pursuant to the provisions of ASC Topic 718, if adjustments to Awards with respect to such event were discretionary or otherwise not required (each such an event, an “Adjustment Event”), then the Committee shall equitably adjust (i) the aggregate number or kind of shares that thereafter may be delivered under the Plan, (ii) the number or kind of shares or other property (including cash) subject to an Award, (iii) the terms and conditions of Awards, including the purchase price or Exercise Price of Awards and performance goals, as applicable, and (iv) the applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) to equitably reflect such Adjustment Event (“Equitable Adjustments”). In the event of any change in the capital structure or business of the Company or other corporate transaction or event that would not be considered an Adjustment Event, and is not otherwise addressed in this Section 8, the Committee shall have complete discretion to make Equitable Adjustments (if any) in such manner as it deems appropriate with respect to such other event.

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(e) Change in Control and Other Events. In the event of a Change in Control or other changes in the Company or the outstanding Stock by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change occurring after the date of the grant of any Award, the Committee, acting in its sole discretion without the consent or approval of any holder, may exercise any power enumerated in Section 3 (including the power to accelerate vesting, waive any forfeiture conditions or otherwise modify or adjust any other condition or limitation regarding an Award) and may also effect one or more of the following alternatives, which may vary among individual holders and which may vary among Awards held by any individual holder:

(i) accelerate the time of exercisability of an Award so that such Award may be exercised in full or in part for a limited period of time on or before a date specified by the Committee, after which specified date all unexercised Awards and all rights of holders thereunder shall terminate;

(ii) redeem in whole or in part outstanding Awards by requiring the mandatory surrender to the Company by selected holders of some or all of the outstanding Awards held by such holders (irrespective of whether such Awards are then vested or exercisable) as of a date, specified by the Committee, in which event the Committee shall thereupon cancel such Awards and pay to each holder an amount of cash or other consideration per Award (other than a Dividend Equivalent or Cash Award, which the Committee may separately require to be surrendered in exchange for cash or other consideration determined by the Committee in its discretion) equal to the Change in Control Price, less the Exercise Price with respect to an Option and less the grant price with respect to an SAR, as applicable to such Awards; provided, however, that to the extent the Exercise Price of an Option or the grant price of an SAR exceeds the Change in Control Price, such Award may be cancelled for no consideration;

(iii) cancel Awards that remain subject to a restricted period as of the date of a Change in Control or other such event without payment of any consideration to the Participant for such Awards; or

(iv) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control or other such event (including the substitution, assumption, or continuation of Awards by the successor company or a parent or subsidiary thereof);

provided, however, that so long as the event is not an Adjustment Event, the Committee may determine in its sole discretion that no adjustment is necessary to Awards then outstanding. If an Adjustment Event occurs, this Section 8(e) shall only apply to the extent it is not in conflict with Section 8(d).

9. General Provisions.

(a) Tax Withholding. The Company and any Affiliate are authorized to withhold from any Award granted, or any payment relating to an Award, including from a distribution of Stock, taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, the Affiliates and Participants to satisfy the payment of withholding taxes and other tax obligations relating to any Award in such amounts as may be determined by the Committee. The Committee shall determine, in its sole discretion, the form of payment acceptable for such tax withholding obligations, including the delivery of cash or cash equivalents, Stock (including through delivery of previously owned shares, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to the Award), other property, or any other legal consideration the Committee deems appropriate. Any determination made by the Committee to allow a Participant who is subject to Rule 16b-3 to pay taxes with shares of Stock through net settlement or previously owned shares shall be approved by either a committee made up of solely two or more Qualified Members or the full Board. If such tax withholding amounts are satisfied through net settlement or previously owned shares, the maximum number of shares of Stock that may be so withheld or surrendered shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or surrender equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to such Award, as determined by the Committee.

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(b) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or any Affiliate, (ii) interfering in any way with the right of the Company or any Affiliate to terminate any Eligible Person’s or Participant’s employment or service relationship at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and/or employees and/or other service providers, or (iv) conferring on a Participant any of the rights of a stockholder unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(c) Governing Law; Submission to Jurisdiction. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

(d) Severability and Reformation. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect. If any of the terms or provisions of the Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to Section 16 of the Exchange Act) or Section 422 of the Code (with respect to ISOs), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or Section 422 of the Code, in each case, only to the extent Rule 16b-3 and such sections of the Code are applicable. With respect to ISOs, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an ISO cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

(e) Unfunded Status of Awards; No Trust or Fund Created. The Plan is intended to constitute an “unfunded” plan for certain incentive awards. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or such Affiliate.

(f) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

(g) Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine in its sole discretion whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Stock or whether such fractional shares of Stock or any rights thereto shall be cancelled, terminated, or otherwise eliminated with or without consideration.

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(h) Interpretation. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Words in the masculine gender shall include the feminine gender, and, where appropriate, the plural shall include the singular and the singular shall include the plural. In the event of any conflict between the terms and conditions of an Award Agreement and the Plan, the provisions of the Plan shall control. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan.

(i) Facility of Payment. Any amounts payable hereunder to any individual under legal disability or who, in the judgment of the Committee, is unable to manage properly his financial affairs, may be paid to the legal representative of such individual, or may be applied for the benefit of such individual in any manner that the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.

(j) Conditions to Delivery of Stock. Nothing herein or in any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. In addition, each Participant who receives an Award under the Plan shall not sell or otherwise dispose of Stock that is acquired upon grant, exercise or vesting of an Award in any manner that would constitute a violation of any applicable federal or state securities laws, the Plan or the rules, regulations or other requirements of the SEC or any stock exchange upon which the Stock is then listed. At the time of any exercise of an Option or SAR, or at the time of any grant of any other Award, the Company may, as a condition precedent to the exercise of such Option or SAR or settlement of any other Award, require from the Participant (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his or her legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. Stock or other securities shall not be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including any Exercise Price, grant price, or tax withholding) is received by the Company.

(k) Section 409A of the Code. It is the general intention, but not the obligation, of the Committee to design Awards to comply with or to be exempt from the Nonqualified Deferred Compensation Rules, and Awards will be operated and construed accordingly. Neither this Section 9(k) nor any other provision of the Plan is or contains a representation to any Participant regarding the tax consequences of the grant, vesting, exercise, settlement, or sale of any Award (or the Stock underlying such Award) granted hereunder, and should not be interpreted as such. In no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with the Nonqualified Deferred Compensation Rules. Notwithstanding any provision in the Plan or an Award Agreement to the contrary, in the event that a “specified employee” (as defined under the Nonqualified Deferred Compensation Rules) becomes entitled to a payment under an Award that would be subject to additional taxes and interest under the Nonqualified Deferred Compensation Rules if the Participant’s receipt of such payment or benefits is not delayed until the earlier of (i) the date of the Participant’s death, or (ii) the date that is six months after the Participant’s “separation from service,” as defined under the Nonqualified Deferred Compensation Rules (such date, the “Section 409A Payment Date”), then such payment or benefit shall not be provided to the Participant until the Section 409A Payment Date. Any amounts subject to the preceding sentence that would otherwise be payable prior to the Section 409A Payment Date will be aggregated and paid in a lump sum without interest on the Section 409A Payment Date. The applicable provisions of the Nonqualified Deferred Compensation Rules are hereby incorporated by reference and shall control over any Plan or Award Agreement provision in conflict therewith.

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(l) Clawback. The Plan and all Awards granted hereunder are subject to any written clawback policies that the Company, with the approval of the Board or an authorized committee thereof, may adopt either prior to or following the Effective Date, including any policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the SEC or the standards of any applicable national securities exchange upon which the Securities may be listed, and that the Company determines should apply to Awards. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.

(m) Status under ERISA. The Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(n) Plan Effective Date and Term. This Plan was adopted by the Committee to be effective on June 5, 2024 (the “Effective Date”). No Awards may be granted under the Plan on and after the tenth anniversary of the Effective Date, which is June 5, 2034. However, any Award granted prior to such termination (or any earlier termination pursuant to Section 9(n)), and the authority of the Board or Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award in accordance with the terms of the Plan, shall extend beyond such termination until the final disposition of such Award.

10. Amendments to the Plan and Awards. The Committee may amend, alter, suspend, discontinue or terminate any Award or Award Agreement, the Plan or the Committee’s authority to grant Awards without the consent of stockholders or Participants, except that any amendment or alteration to the Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Committee action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Committee may otherwise, in its discretion, determine to submit other changes to the Plan to stockholders for approval; provided, that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. For purposes of clarity, any adjustments made to Awards pursuant to Section 8 will be deemed not to materially and adversely affect the rights of any Participant under any previously granted and outstanding Award and therefore may be made without the consent of affected Participants.

End

A-16

PRAIRIE OPERATING CO.
602 SAWYER ST
SUITE 710
HOUSTON, TEXAS 77007

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 4, 2024. Have your proxy card in hand when you access the web site and follow the instructions to cast your vote.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 4, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V48295-P09565 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRAIRIE OPERATING CO.

The Board of Directors recommends you vote FOR the following:

1. The election of each of the director nominees

Nominees:	For	Against	Abstain
1a. Edward Kovalik (Chairman)	☐	☐	☐
1b. Gary C. Hanna	☐	☐	☐
1c. Paul L. Kessler	☐	☐	☐
1d. Jonathan Gray	☐	☐	☐
1e. Gizman I. Abbas	☐	☐	☐
1f. Stephen Lee	☐	☐	☐
1g. Erik Thoresen	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
2. Approval of the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan	☐	☐	☐
3. The ratification of the selection of Ham, Langston & Brezina, L.L.P. as the independent registered public accounting firm of the Company for the year ending December 31, 2024	☐	☐	☐
4. Advisory vote to approve the compensation of our Named Executive Officers	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:	1 Year	2 Years	3 Years	Abstain
5. Advisory vote on the frequency of stockholder votes on the compensation of our Named Executive Officers	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V48296-P09565

PRAIRIE OPERATING CO.
ANNUAL MEETING OF STOCKHOLDERS
June 5, 2024 at 10:00 am CDT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edward Kovalik and Gary C. Hanna, or either of them, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PRAIRIE OPERATING CO. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 am CDT, on June 5, 2024, at The Westin Oaks Houston located at 5011 Westheimer At, Post Oak Blvd., Houston, Texas 77056, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations; and at the discretion of the proxy holders with regard to any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side